UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8411

                              James Advantage Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  1349 Fairground Road, Beavercreek, Ohio 45385
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                  Barry R. James, P.O. Box 8, Alpha, Ohio 45301
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (937) 426-7640

Date of fiscal year end:   6/30

Date of reporting period:  06/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.


                              James Advantage Funds

                               James Mid Cap Fund

                                  Annual Report

                                  June 30, 2006

                              James Advantage Funds
                               James Mid Cap Fund
                       Statement of Assets and Liabilities
                                  June 30, 2006

Assets
            Cash                                                        $100,000
                                                                        --------
Total Assets                                                            $100,000
                                                                        ========

Liabilities                                                                   --
                                                                        --------

Net assets for shares of beneficial
     interest outstanding                                               $100,000
                                                                        ========

Shares outstanding                                                        10,000
                                                                        ========

Net asset value, offering and redemption
     price per share                                                    $  10.00
                                                                        ========

Net assets consist of:
     Paid-in capital                                                    $100,000
                                                                        ========

The accompanying notes are an integral part of this statement.

                              James Advantage Funds
                               James Mid Cap Fund
                          Notes to Financial Statements
                                  June 30, 2006

(1) James Mid Cap Fund (the "Fund") is a diversified series of James Advantage Funds (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 29, 1997. The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. On June 30, 2006, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to a member of management of James Investment Research, Inc., the investment manager to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) James Investment Research, Inc. (the "Adviser") serves as the investment manager to the Fund. The Adviser is authorized to receive a fee equal to (a) an annual rate of 1.25% of the average daily net assets of the Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund. The Adviser is responsible for the payment of all operating expenses of the Fund except for brokerage fees and commissions, taxes, interest, 12b-1 expenses and fees and expenses of non-interested person trustees and extraordinary expenses.

(3) The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets.

(4) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Investment Management Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of The James Advantage Funds:

We have audited the accompanying statement of assets and liabilities of the James Mid Cap Fund (the "Fund"), a series of The James Advantage Funds, as of June 30, 2006. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund at June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 18, 2006

                              JAMES ADVANTAGE FUNDS
                             Other Items (Unaudited)

Advisory Agreement Approval

The Board of Trustees of The James Advantage Funds considered the approval of the Management Agreement for the Mid Cap Fund at a meeting held on May 24, 2006. The Trustees referred to the materials that had been provided to them prior to the meeting for purposes of their consideration of the Management Agreement. A representative of the Adviser reviewed the services to be provided by the Adviser to the Fund, as well as a comparison of the advisory services provided to the other Funds in the Trust (the "existing Funds"; together with the Mid Cap Fund, the "Funds") and other clients of the Adviser. They discussed recent regulatory changes, including rules adopted pursuant to the Sarbanes-Oxley Act of 2002, proxy voting disclosure and the compliance program requirement for mutual funds, that had significantly increased the Adviser's regulatory burden and costs with respect to the existing Funds.

The Trustees reviewed a table comparing the performance of the only account of the Adviser that has investment objectives and strategies similar to the Mid Cap Fund with the performance of the S&P Mid Cap 400/CitiGroup Value Index. A representative of the Adviser pointed out that the Adviser had managed the account since September 30, 1998, and he reviewed the performance of the account (net of the estimated fees and expenses of the Mid Cap Fund) with that of the index. The Trustees acknowledged that the account had outperformed the index by substantial margins in 2004 and 2005, although it had underperformed the index in earlier years.

The Trustees reviewed a description of the services to be provided by the Adviser to the Mid Cap Fund in addition to portfolio management, such as providing a Chief Compliance Officer to the Funds at no additional cost to the Funds, monitoring the expenses of each Fund, and providing individualized attention to the Funds' shareholders. The Trustees also reviewed the proposed management fee for the Mid Cap Fund and compared the fee with the median investment advisory fees of the Fund's peer group selected by Lipper based on the investment style and strategies employed by the Fund, as well as by asset size. The Trustees acknowledged that the Mid Cap Fund would have a universal fee structure, where the Adviser pays almost all of the expenses of the Fund and is compensated with a higher management fee, and thus noted that the peer group comparisons for the most part were not terribly helpful. The Trustees then compared the expense ratio to be paid by the Mid Cap Fund (excluding 12b-1 fees) with the median expense ratio (excluding 12b-1 fees) for the peer group. It was the consensus of the Trustees that the proposed management fee appeared reasonable in comparison with the peer group fee. In this regard, they noted that they thought the appropriate comparison for the Fund was the total expense ratio (excluding 12b-1 fees), due to the fact that the Fund has a universal fee and none of the other funds in the peer group use the universal fee structure.

With regard to profitability of the Mid Cap Fund, the Trustees acknowledged that the proposed universal fee structure would likely result in losses to the Adviser and that they expected the Adviser to recoup these losses in later years if performance is good and the Fund grows to profitable levels. They then reviewed a proposal from the Adviser to add breakpoints to the management fees and noted that the Adviser believed the breakpoints would allow the Adviser to recoup its losses over the years and reach a reasonable level of profitability. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the proposed breakpoints should be implemented. The Trustees indicated that they had reviewed the Adviser's financial condition. The Trustees then discussed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. It was noted that the Adviser does not have any soft dollar arrangements with broker-dealers.

The Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the approval. They stated that they continue to be satisfied with the Adviser and the performance of the existing Funds, and that they considered the performance of the Adviser's Mid Cap account as indicative of the Adviser's ability to successfully manage the Mid Cap Fund. They then concluded that, based on their review of the management fees and overall expense comparison, the proposed management fees for the Fund were reasonable and that the arrangements would not generate excessive profits to the Adviser. The Trustees concluded that the proposed fee breakpoints would make the Mid Cap Fund's management fee reflective of economies of scale. As to the nature, extent and quality of services to be provided by the Adviser, the Trustees expressed their common opinion that the Adviser's personnel are highly qualified, that the Adviser provides excellent services to the existing Funds, and that the extent of the services would likewise be appropriate and consistent with the Board's expectations for the Mid Cap Fund.

It was the consensus of the Independent Trustees, and all of the Trustees, that the approval of the Management Agreement was in the best interest of the Mid Cap Fund and its shareholders.

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission's website at http://www.sec.gov. and on the Adviser's website at www.jamesfunds.com. For the period ended June 30, 2006, there were no proxies voted for the Fund.

Quarterly Portfolio Disclosure

The Adviser files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

The Fund commenced operations on June 30, 2006 and incurred no expenses on that date. Therefore, shareholders of the Fund did not incur ongoing costs for the period ended June 30, 2006.

                              James Advantage Funds
                       Management of the Trust (Unaudited)

Listed in the charts below is basic information regarding the Trustees and principal officers of James Advantage Funds (the "Trust").

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Other Trusteeships
                                             Term of            Principal             Portfolios in       Held by Trustee
Name                       Position(s)       Office(2) and      Occupation(s)         Fund Complex        Outside the Fund
Address(1)                 Held With         Length of          During Last 5         Overseen by         Complex
Age                        Trust             Time Served        Years                 Trustee
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Barry R. James, CFA(3)     President         Since              Executive Vice                5           Director of James
Age: 49                    and Trustee       Inception          President, James                          Capital Alliance, a
                                                                Investment                                registered investment
                                                                Research, Inc.                            adviser.
                                                                (1985 to Present)
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Anthony P. D'Angelo,       Trustee           Since              Professor Emeritus,           5                     N/A
D.B.A.                                       Inception          Graduate School of
Age: 76                                                         Logistics and
                                                                Acquisitions
                                                                Management, Air
                                                                Force Institute of
                                                                Technology,
                                                                Wright-Patterson
                                                                AFB, Ohio (1985 to
                                                                Present)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Leslie L. Brandon          Trustee           Since May 2003     Retired Partner,              5                     N/A
Age: 63                                                         Ernst & Young LLP,
                                                                Columbus, Ohio
                                                                (1966 to 2000)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Richard C. Russell         Trustee           Since May 2003     Richard C. Russell,           5                     N/A
Age: 59                                                         Consultant, general
                                                                business
                                                                consulting (2002
                                                                to Present);
                                                                President, The
                                                                Danis Companies,
                                                                real estate
                                                                development and
                                                                construction
                                                                (1983 to 2002)
------------------------------------------------------------------------------------------------------------------------------------

(1) The address of each Trustee is c/o James Advantage Funds, 1349 Fairground Road, Beavercreek, Ohio 45385.

(2) Each Trustee is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

(3) Mr. James is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc. serves as the investment adviser to the Funds.

PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Term of            Principal           Portfolios in       Other Trusteeships
Name                        Position(s)          Office(2) and      Occupation(s)       Fund Complex        Held by Trustee
Address(1)                  Held With            Length of          During Last 5       Overseen by         Outside the Fund
Age                         Trust                Time Served        Years               Trustee             Complex
------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Mangan(2)         Vice President,      Since              Vice President,            N/A                   N/A
Age: 56                     Chief Compliance     Inception          James Investment
                            Office,                                 Research, Inc.
                            Treasurer/CFO and                       (1994 to Present)
                            Secretary
------------------------------------------------------------------------------------------------------------------------------------

(1) The address of Mr. Mangan is c/o James Advantage Funds, 1349 Fairground Road, Beavercreek, Ohio 45385.

(2) Mr. Mangan is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. and is elected to serve until his successor is duly elected and qualified. James Investment Research, Inc. serves as the investment adviser to the Funds.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-995-2637.

--------------------------------------------------------------------------------
                                     Annual
                                     Report

                                                                   -------------
                                                                   June 30, 2006
                                                                   -------------


--------------------------------
James Balanced:
Golden Rainbow Fund
James Small Cap Fund
James Equity Fund
James Market Neutral Fund
--------------------------------


---------
[LOGO]
JAMES
ADVANTAGE
FUNDS
---------

Advised by James Investment Research, Inc.

937 - 426 -7640
www.jamesfunds.com

LETTER TO SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS
================================================================================

The economy and the stock market have been somewhat erratic in the last year. The stock market was flat in the first quarter of the fiscal year, but then picked up steam. Unfortunately, the party ended with a correction that began in May. The economy ended 2005 with a whimper, but surged ahead at the beginning of 2006. However, it now appears that oil prices and higher interest rates are impacting the economy and the housing market is starting to weaken. This could have a significant impact on the securities markets. We are pleased to present this year's Annual Report.

The Market Over the Past Year

While major indices showed nice gains for the fiscal year, nonetheless, it was a challenging time as there were periods of correction and some shifts in terms of both sectors and size as far as top performance. As we have repeated over many of these reports, small stocks led the way in the last 12 months, with the Russell 2000 index advancing 14.58 percent, while the S&P 500 index returned
8.65 percent. After an anemic 2005, the Dow Jones Industrial Average rebounded to return 11.08 percent. Once again we saw value outperform growth. Furthermore, in the last 12 months, the market was paced by stocks in the energy, basic materials, and industrial sectors. The laggards were technology and non-cyclical stocks.

On the fixed income side, the bond market continued to be hurt by fears of inflation and Federal Reserve hikes. The Federal Reserve raised rates an additional eight times, and the 10 year Treasury Bond had surged from a low of about four percent to a high of 5-1/4 percent near the end of the year. This was an unusual time when intermediate and long term bonds both lost ground and money market funds outperformed them because they had positive results.

Investment Goals and Objectives

The objectives and philosophy of James Investment Research, Inc. fit well in this volatile time. We maintain an eye toward value investing with an approach we consider more conservative than most managers.

We strive to outperform each Fund's benchmark index (see pages 3 and 4). The objectives of each Fund are stated more fully in the Prospectus, which provides investors with information on the risk levels and performance of each Fund. The research team and portfolio managers of James Investment Research, Inc. take a personal interest in the Funds' performance, and we believe this has contributed to our success during these volatile times.

Investment Philosophy

James Investment Research, Inc. is proud of its long tradition of original research. Quantitative in nature and rooted in fundamental analysis, this research decried phenomenally high stock valuations in 1999. The faithful belief in value investing has reaped its rewards in the years that followed.

We believe that the coming years will reward value investing, and are confident that our research will continue to show the way to superior returns. Of course, we cannot guarantee results. Still, we note there are many strong companies with growing earnings, even in these uncertain times. These hidden gems are waiting to be discovered by those with the ability and resolve to find them.

Fund Performance

The James Balanced: Golden Rainbow Fund continued on a positive path in the last year. The Fund returned 6.48 percent over the 12 months ended June 30, 2006. The Standard & Poor's 500 Index rose 8.65 percent, and a blend of the Standard & Poor's 500 Index, Russell 2000 Index and Lehman Brothers Intermediate Government/Credit Bond Index, which more closely approximates the Fund's investments, returned 5.73 percent.

The Fund's strong returns were a result of our ability to take advantage of the market's volatility, along with our focus on value stocks. The fact that we hold small and mid-cap stocks with a value orientation definitely helped in the past year. Bond holdings did not help the portfolio much, but shorter term bonds did produce positive results.

The James Small Cap Fund once again posted excellent results. During the 12 months ended June 30, 2006, it returned 15.59 percent. The Fund's benchmark, the Russell 2000 Index, rose 14.58 percent in the same time period. The outstanding performance over the last several years has led to the Fund being noted in some national publications. Our proprietary evaluation methodology once again proved its worth in a time when common sense investing is growing in its power to properly determine value. Firms that are selling at reasonable multiples, and have good earnings continue to find investors' dollars, and are featured in your Fund.

The James Market Neutral Fund rose 4.94 percent over the 12 months ended June 30, 2006. The Fund's benchmark, the 90 Day Treasury Bill Index, returned 3.98 percent over this period. In spite of periodic rallies in the market, which were unsettling to a market neutral style, the Fund blossomed off of its February lows as our style gained traction.

Our research continues to find undervalued and overvalued securities. The volatility in the market in the past 12 months provided opportunities for both longs and shorts, and this, we believe, makes a good environment for a market neutral approach.

The James Equity Fund gained 24.45 percent during the 12 months ended June 30, 2006. It far surpassed its benchmark, the S&P 500 Index, which rose 8.65 percent. This Fund also received acclaim in national publications, due to its outstanding returns. The Fund was aided by good holdings in the oil and utility sector, but also the rising tide for stocks that met our bargain criteria.

Expectations for the Future

Federal Reserve rate hikes have continued from last year. The dollar has weakened against a basket of global currencies, and many of the leading economic indicators point to a slowing economy. We have seen consumer borrowing taper off, and both home prices and home sales are showing signs of sluggishness. Earnings have remained fairly brisk throughout the last fiscal year, although we are not seeing the core elements of earnings growing at a rate that would lead us to believe we should see a continuation of the double digit earnings gains of the recent past. This is a mid-term year in the presidential election cycle, and volatility is typical. We would expect to see the markets face some major headwinds early in the fiscal year, but this may form a great buying opportunity.

While bonds have had troubles of their own, we expect that the slowing economy will be good for bond holders. While inflation in the United States is running at a pace higher than most of the industrialized world, we expect the cooling of the economy will give bonds a boost.

We are pleased with the growth of the Funds and the results in the last year. We certainly appreciate your support. We believe our experience and methodology are essential to weathering difficult markets. We are also proud of our recent successes and the launching of a new fund: The James Mid Cap Fund. We remain optimistic for the prospects for all of our Funds.

/s/ Barry R. James

Barry R. James, CFA, CIC
President

        Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund, Standard & Poor's 500 Index
                        and a Blended 25/25/50 Index(A)

--------------------------------------------------------------------------------
                      James Balanced: Golden Rainbow Fund
                          Average Annual Total Returns
              1 Year                 5 Years                10 Years
              6.48%                  8.73%                  8.44%
--------------------------------------------------------------------------------

                                  [LINE CHART]

                 JAMES BALANCED:     STANDARD & POOR'S    BLENDED 25/25/50
    DATE       GOLDEN RAINBOW FUND      500 INDEX              INDEX
    ----       -------------------      ---------              -----
  06/30/96           10,000              10,000                10,000
  09/30/96           10,139              10,309                10,186
  12/31/96           10,801              11,168                10,659
  03/31/97           10,871              11,468                10,587
  06/30/97           11,655              13,470                11,625
  09/30/97           12,322              14,479                12,432
  12/31/97           12,184              14,895                12,553
  03/31/98           12,759              16,972                13,400
  06/30/98           12,759              17,533                13,480
  09/30/98           12,557              15,789                12,767
  12/31/98           13,742              19,151                13,952
  03/31/99           13,529              20,106                13,923
  06/30/99           13,776              21,523                14,668
  09/30/99           13,729              20,179                14,270
  12/31/99           14,212              23,181                15,442
  03/31/00           14,419              23,713                15,981
  06/30/00           14,462              23,083                15,870
  09/30/00           14,900              22,859                16,116
  12/31/00           14,863              21,071                15,830
  03/31/01           14,558              18,572                15,363
  06/30/01           14,800              19,659                16,183
  09/30/01           14,714              16,773                15,056
  12/31/01           15,242              18,565                16,229
  03/31/02           15,579              18,616                16,397
  06/30/02           15,593              16,121                15,772
  09/30/02           14,871              13,336                14,542
  12/31/02           15,121              14,461                15,223
  03/31/03           14,806              14,006                15,045
  06/30/03           16,271              16,161                16,680
  09/30/03           16,834              16,589                17,174
  12/31/03           17,876              18,610                18,309
  03/31/04           18,466              18,925                18,899
  06/30/04           18,438              19,250                18,766
  09/30/04           19,006              18,890                18,806
  12/31/04           20,196              20,633                19,930
  03/31/05           20,501              20,190                19,472
  06/30/05           21,124              20,466                20,005
  09/30/05           21,732              21,204                20,374
  12/31/05           21,889              21,646                20,595
  03/31/06           22,455              22,557                21,475
  06/30/06           22,492              22,232                21,151

(A) The Blended Index is comprised of a 25% weighting in the Standard & Poor's 500 Index, a 25% weighting in the Russell 2000 Index and a 50% weighting in the Lehman Brothers Intermediate Government/Credit Index.



          Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund and Russell 2000 Index

--------------------------------------------------------------------------------
                              James Small Cap Fund
                          Average Annual Total Returns
         1 Year            5 Years           Since Inception(A)
         15.59%            18.01%                12.72%
--------------------------------------------------------------------------------

                                  [LINE CHART]

DATE            JAMES SMALL CAP FUND          RUSSELL 2000 INDEX
----            --------------------          ------------------
10/02/98              10,000                       10,000
10/31/98              11,060                       10,808
11/30/98              11,080                       11,374
12/31/98              11,314                       12,078
01/31/99              11,144                       12,239
02/28/99              10,114                       11,247
03/31/99              10,114                       11,423
04/30/99              11,114                       12,446
05/31/99              11,364                       12,628
06/30/99              11,874                       13,199
09/30/99               9,884                       12,365
12/31/99              10,134                       14,645
03/31/00               9,824                       15,682
06/30/00              10,614                       15,089
09/30/00              10,514                       15,257
12/31/00              10,644                       14,203
03/31/01              10,064                       13,278
06/30/01              11,034                       15,175
09/30/01               9,723                       12,020
12/31/01              11,217                       14,556
03/31/02              12,298                       15,135
06/30/02              12,097                       13,871
09/30/02              10,716                       10,903
12/31/02              10,948                       11,574
03/31/03              10,859                       11,055
06/30/03              13,574                       13,644
09/30/03              14,302                       14,882
12/31/03              16,822                       17,043
03/31/04              18,750                       18,110
06/30/04              18,932                       18,195
09/30/04              18,101                       17,675
12/31/04              21,227                       20,165
03/31/05              20,490                       19,089
06/30/05              21,844                       19,913
09/30/05              23,120                       20,847
12/31/05              22,819                       21,083
03/31/06              25,466                       24,022
06/30/06              25,250                       22,816


The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. Please call 1-800-995-2637 for most recent month-end performance information.

          Comparison of the Change in Value of a $10,000 Investment in the James Market Neutral Fund and 90-Day U.S. Treasury Bill Index

--------------------------------------------------------------------------------
                           James Market Neutral Fund
                          Average Annual Total Returns
                1 Year           5 Years          Since Inception(A)
                4.94%             5.02%                 4.21%
--------------------------------------------------------------------------------

                                  [LINE CHART]

                             JAMES MARKET          90-DAY TREASURY
    DATE                     NEUTRAL FUND             BILL INDEX
    ----                     ------------             ----------
  10/02/98                       10,000                 10,000
  10/31/98                        9,880                 10,035
  11/30/98                       10,170                 10,068
  12/31/98                       10,195                 10,108
  01/31/99                        9,994                 10,144
  02/28/99                        9,853                 10,173
  03/31/99                        9,803                 10,214
  04/30/99                        9,551                 10,251
  05/31/99                        9,441                 10,291
  06/30/99                        9,426                 10,334
  09/30/99                        9,279                 10,465
  12/31/99                        9,090                 10,595
  03/31/00                        9,685                 10,743
  06/30/00                       10,087                 10,906
  09/30/00                       10,710                 11,070
  12/31/00                       10,574                 11,250
  03/31/01                       10,595                 11,420
  06/30/01                       10,769                 11,548
  09/30/01                       10,764                 11,673
  12/31/01                       10,749                 11,747
  03/31/02                       11,155                 11,798
  06/30/02                       11,529                 11,852
  09/30/02                       11,849                 11,905
  12/31/02                       10,920                 11,956
  03/31/03                       11,220                 11,993
  06/30/03                       10,653                 12,033
  09/30/03                       11,006                 12,062
  12/31/03                       11,273                 12,093
  03/31/04                       11,786                 12,122
  06/30/04                       11,775                 12,151
  09/30/04                       12,074                 12,196
  12/31/04                       12,246                 12,254
  03/31/05                       13,069                 12,324
  06/30/05                       13,111                 12,412
  09/30/05                       13,190                 12,515
  12/31/05                       13,217                 12,630
  03/31/06                       13,195                 12,759
  06/30/06                       13,758                 12,907

          Comparison of the Change in Value of a $10,000 Investment in the James Equity Fund and Standard & Poor's 500 Index

--------------------------------------------------------------------------------
                               James Equity Fund
                          Average Annual Total Returns
                1 Year           5 Years          Since Inception(A)
                24.45%            7.90%                1.70%
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                     STANDARD & POOR'S
    DATE        JAMES EQUITY FUND         500 INDEX
    ----        -----------------         ---------
  11/01/99           10,000                10,000
  11/30/99           10,800                10,203
  12/31/99           12,260                10,804
  01/31/00           10,970                10,262
  02/29/00           13,850                10,068
  03/31/00           14,550                11,052
  04/30/00           13,750                10,720
  05/31/00           12,300                10,500
  06/30/00           13,650                10,759
  09/30/00           13,040                10,655
  12/31/00            9,210                 9,821
  03/31/01            7,720                 8,657
  06/30/01            7,650                 9,163
  09/30/01            6,290                 7,818
  12/31/01            6,965                 8,653
  03/31/02            6,930                 8,677
  06/30/02            6,633                 7,515
  09/30/02            5,585                 6,216
  12/31/02            5,582                 6,741
  03/31/03            5,559                 6,528
  06/30/03            6,226                 7,533
  09/30/03            6,272                 7,733
  12/31/03            7,070                 8,674
  03/31/04            7,292                 8,821
  06/30/04            7,433                 8,973
  09/30/04            7,615                 8,805
  12/31/04            8,636                 9,618
  03/31/05            8,605                 9,411
  06/30/05            8,990                 9,540
  09/30/05            9,809                 9,883
  12/31/05            9,931                10,090
  03/31/06           11,157                10,514
  06/30/06           11,188                10,363

The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. Please call 1-800-995-2637 for most recent month-end performance information.

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
June 30, 2006 (Unaudited)
================================================================================

The illustrations below provide the industry sectors for the James Balanced:
Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, and James Equity Fund.

James Balanced: Golden Rainbow Fund
Industry Sector Allocation (% of Net Assets)

                              [PIE CHART]

BASIC MATERIALS -                          3.9%
CONSUMER, CYCLICAL -                       4.1%
CONSUMER, NON-CYCLICAL -                   2.8%
ENERGY -                                   5.6%
FINANCIAL -                                4.7%
INDUSTRIAL -                               3.4%
TECHNOLOGY -                               5.5%
UTILITIES -                                4.3%
INTERNATIONAL EQUITY FUNDS -               2.2%
BONDS (over 10 years) -                    7.7%
BONDS (2-10 years) -                      23.9%
BONDS (less than 2 years) -               28.1%
CASH EQUIVALENTS -                         3.0%
OTHER -                                    0.8%


James Small Cap Fund
Industry Sector Allocation (% of Net Assets)

                              [PIE CHART]

BASIC MATERIALS -                          7.2%
CONSUMER, CYCLICAL -                      11.3%
CONSUMER, NON-CYCLICAL -                  13.0%
ENERGY -                                  17.0%
FINANCIAL -                               13.0%
INDUSTRIAL -                               3.8%
TECHNOLOGY -                              18.7%
UTILITIES -                                9.7%
BONDS -                                    1.8%
CASH EQUIVALENTS -                         4.3%
OTHER -                                    0.2%

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
(Continued)
================================================================================

James Market Neutral Fund
Industry Sector Allocation (% of Net Assets)
(Cash, Cash Equivalents and Other Assets in Excess of Liabilities not included)

                                   [BAR CHART]

                                                       LONGS            SHORTS
                                                       -----            ------
BASIC MATERIALS                                          5.9              1.9
CONSUMER, CYCLICAL                                      14.3             16.5
CONSUMER, NON-CYCLICAL                                   8.4              9.7
ENERGY                                                   8.2              5.7
FINANCIAL                                                7.3             10.4
INDUSTRIAL                                               4.3              3.9
TECHNOLOGY                                              16.7               18
UTILITIES                                                5.5              1.7
INTERNATIONAL EQUITY FUNDS                               0.7               NA
BONDS                                                   26.4               NA
OTHER                                                    0.2               NA

James Equity Fund
Industry Sector Allocation (% of Net Assets)

                              [PIE CHART]

BASIC MATERIALS -                     5.8%
CONSUMER, CYCLICAL -                 11.7%
CONSUMER, NON-CYCLICAL -             11.2%
ENERGY -                             19.4%
FINANCIAL -                          13.4%
INDUSTRIAL -                          5.0%
TECHNOLOGY -                         16.7%
UTILITIES -                           9.3%
CASH EQUIVALENTS -                    4.9%
OTHER -                               2.6%

JAMES ADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

====================================================================================================================================
                                                                      James
                                                                    Balanced:          James             James            James
                                                                 Golden Rainbow      Small Cap      Market Neutral       Equity
                                                                      Fund             Fund              Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost .........................................    $ 241,745,421    $ 153,650,828    $  63,253,714     $  27,205,116
                                                                  =============    =============    =============     =============
   At value ..................................................    $ 266,663,934    $ 170,165,076    $  76,379,663     $  32,910,927
Cash .........................................................               --               --          364,906
Segregated cash with brokers .................................               --               --       49,752,223                --
Dividends and interest receivable ............................        2,115,587          108,663          144,782            25,326
Receivable for securities sold ...............................               --           34,763               --                --
Receivable for capital shares sold ...........................        1,236,906        2,588,843          226,805           544,959
Other assets .................................................           18,213               --               --                --
                                                                  -------------    -------------    -------------     -------------
     TOTAL ASSETS ............................................      270,034,640      172,897,345      126,503,473        33,846,118
                                                                  -------------    -------------    -------------     -------------

LIABILITIES
Dividends payable ............................................           57,549               --           14,363                --
Payable for securities sold short (proceeds $54,343,141) .....               --               --       51,028,725                --
Payable for dividends on securities sold short ...............               --               --            3,621                --
Payable for capital shares redeemed ..........................          513,793          150,325          112,591            10,139
Payable for securities purchased .............................          412,578        2,063,544               --                --
Accrued expenses:
   Management fees ...........................................          158,312          158,347          102,810            32,198
   12b-1 distribution and service fees .......................           59,444           34,718           23,749            11,576
   Trustees' fees ............................................            5,851               --               --                --
   Other affiliates ..........................................           21,394               --               --                --
   Other .....................................................           39,775               --               --                --
                                                                  -------------    -------------    -------------     -------------
     TOTAL LIABILITIES .......................................        1,268,696        2,406,934       51,285,859            53,913
                                                                  -------------    -------------    -------------     -------------

NET ASSETS ...................................................    $ 268,765,944    $ 170,490,411    $  75,217,614     $  33,792,205
                                                                  =============    =============    =============     =============

NET ASSETS CONSIST OF:
Paid-in capital ..............................................    $ 240,443,913    $ 153,807,395    $  70,522,610     $  29,882,165
Undistributed net investment income ..........................            2,871               --            1,351                --
Accumulated net realized gains (losses) from
   security transactions .....................................        3,400,647          168,768      (11,746,712)       (1,795,771)
Net unrealized appreciation on investments ...................       24,918,513       16,514,248       16,440,365         5,705,811
                                                                  -------------    -------------    -------------     -------------
NET ASSETS ...................................................    $ 268,765,944    $ 170,490,411    $  75,217,614     $  33,792,205
                                                                  =============    =============    =============     =============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized) ..............................       15,517,705        7,323,828        5,928,342         3,061,169
                                                                  =============    =============    =============     =============

Net asset value, offering price and redemption
   price per share ...........................................    $       17.32    $       23.28    $       12.69     $       11.04
                                                                  =============    =============    =============     =============

See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2006

====================================================================================================================================
                                                                         James
                                                                       Balanced:         James            James           James
                                                                    Golden Rainbow     Small Cap     Market Neutral      Equity
                                                                         Fund            Fund             Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes of $4,078,
     $0, $1,958, $1,353 respectively) ............................    $  1,517,236    $  1,183,617     $  1,859,144     $    352,997
   Interest ......................................................       5,480,782          26,012          788,290            3,799
                                                                      ------------    ------------     ------------     ------------
     TOTAL INVESTMENT INCOME .....................................       6,998,018       1,209,629        2,647,434          356,796
                                                                      ------------    ------------     ------------     ------------

EXPENSES
   Management fees ...............................................       1,555,000       1,197,147        1,091,824          279,451
   12b-1 distribution and service fees ...........................         525,336         241,303          161,724           57,318
   Dividend expense on securities sold short .....................              --              --          399,923               --
   Administration fees ...........................................         123,818              --               --               --
   Professional fees .............................................          77,000              --               --               --
   Transfer agent fees ...........................................          60,000              --               --               --
   Accounting services fees ......................................          43,000              --               --               --
   Trustees' fees ................................................          17,500           9,374            7,898            7,141
   Registration fees .............................................          40,850              --               --               --
   Custodian fees and expenses ...................................          33,000              --               --               --
   Shareholder report printing and mailing .......................          30,000              --               --               --
   Postage and supplies ..........................................          24,250              --               --               --
   Compliance fees and expenses ..................................           5,700              --               --               --
   Other expenses ................................................          17,351              --               --               --
                                                                      ------------    ------------     ------------     ------------
     TOTAL EXPENSES ..............................................       2,552,805       1,447,824        1,661,369          343,910
                                                                      ------------    ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) .....................................       4,445,213        (238,195)         986,065           12,886
                                                                      ------------    ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains from security transactions .................       4,354,056         973,968        1,432,520        1,393,779
   Net realized losses on closed short positions .................              --              --      (11,320,096)              --
   Net change in unrealized appreciation/depreciation
     on investments ..............................................       3,509,577      10,817,638       11,995,675        3,117,729
                                                                      ------------    ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ................................................       7,863,633      11,791,606        2,108,099        4,511,508
                                                                      ------------    ------------     ------------     ------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................................    $ 12,308,846    $ 11,553,411     $  3,094,164     $  4,524,394
                                                                      ============    ============     ============     ============

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
STATEMENTS OF CHANGES IN NET ASSETS

====================================================================================================================================
                                                                                                       Year                Year
                                                                                                       Ended               Ended
                                                                                                      June 30,            June 30,
                                                                                                        2006                2005
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .....................................................................     $   4,445,213      $   1,718,477
   Net realized gains on investments .........................................................         4,354,056          6,852,704
   Net change in unrealized appreciation/depreciation on investments .........................         3,509,577          5,094,050
                                                                                                   -------------      -------------
Net increase in net assets from operations ...................................................        12,308,846         13,665,231
                                                                                                   -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ......................................................        (4,445,207)        (1,715,612)
   Distributions from net realized gains .....................................................        (6,923,670)          (289,929)
                                                                                                   -------------      -------------
Decrease in net assets from distributions to shareholders ....................................       (11,368,877)        (2,005,541)
                                                                                                   -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .................................................................       156,716,472         57,984,009
   Net asset value of shares issued in reinvestment of distributions to shareholders .........        10,968,299          1,951,160
   Payments for shares redeemed ..............................................................       (47,464,018)        (7,882,492)
                                                                                                   -------------      -------------
Net increase in net assets from capital share transactions ...................................       120,220,753         52,052,677
                                                                                                   -------------      -------------

TOTAL INCREASE IN NET ASSETS .................................................................       121,160,722         63,712,367

NET ASSETS
   Beginning of year .........................................................................       147,605,222         83,892,855
                                                                                                   -------------      -------------
   End of year ...............................................................................     $ 268,765,944      $ 147,605,222
                                                                                                   =============      =============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................................................     $       2,871      $       2,865
                                                                                                   =============      =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ...............................................................................         9,025,280          3,469,419
   Shares issued in reinvestment of distributions to shareholders ............................           638,737            117,897
   Shares redeemed ...........................................................................        (2,737,742)          (485,412)
                                                                                                   -------------      -------------
   Net increase in shares outstanding ........................................................         6,926,275          3,101,904
   Shares outstanding, beginning of year .....................................................         8,591,430          5,489,526
                                                                                                   -------------      -------------
   Shares outstanding, end of year ...........................................................        15,517,705          8,591,430
                                                                                                   =============      =============

See accompanying notes to financial statements.


8                                                                 9

JAMES SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

====================================================================================================================================
                                                                                                       Year                Year
                                                                                                       Ended               Ended
                                                                                                      June 30,            June 30,
                                                                                                        2006                2005
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ..............................................................     $    (238,195)     $     133,040
   Net realized gains on investments .........................................................           973,968            411,183
   Net change in unrealized appreciation/depreciation on investments .........................        10,817,638          1,340,299
                                                                                                   -------------      -------------
Net increase in net assets from operations ...................................................        11,553,411          1,884,522
                                                                                                   -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ......................................................          (140,631)                --
   Distributions from net realized gains .....................................................        (1,110,529)          (756,432)
                                                                                                   -------------      -------------
Decrease in net assets from distributions to shareholders ....................................        (1,251,160)          (756,432)
                                                                                                   -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .................................................................       146,123,605         64,131,237
   Net asset value of shares issued in reinvestment of distributions to shareholders .........         1,211,405            743,313
   Payments for shares redeemed (A) ..........................................................       (41,635,792)       (24,699,336)
                                                                                                   -------------      -------------
Net increase in net assets from capital share transactions ...................................       105,699,218         40,175,214
                                                                                                   -------------      -------------

TOTAL INCREASE IN NET ASSETS .................................................................       116,001,469         41,303,304

NET ASSETS
   Beginning of year .........................................................................        54,488,942         13,185,638
                                                                                                   -------------      -------------
   End of year ...............................................................................     $ 170,490,411      $  54,488,942
                                                                                                   =============      =============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................................................     $          --      $     133,040
                                                                                                   =============      =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ...............................................................................         6,488,734          3,236,955
   Shares issued in reinvestment of distributions to shareholders ............................            56,228             39,060
   Shares redeemed ...........................................................................        (1,884,121)        (1,319,487)
                                                                                                   -------------      -------------
   Net increase in shares outstanding ........................................................         4,660,841          1,956,528
   Shares outstanding, beginning of year .....................................................         2,662,987            706,459
                                                                                                   -------------      -------------
   Shares outstanding, end of year ...........................................................         7,323,828          2,662,987
                                                                                                   =============      =============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the years ended June 30, 2006 and 2005, these fees were $40,075 and $149,700, respectively.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

====================================================================================================================================
                                                                                                        Year                Year
                                                                                                       Ended               Ended
                                                                                                      June 30,            June 30,
                                                                                                        2006                2005
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .....................................................................      $    986,065       $     22,402
   Net realized gains (losses) from:
     Security transactions ...................................................................         1,432,520          1,378,774
     Closed short positions ..................................................................       (11,320,096)          (872,058)
   Net change in unrealized appreciation/depreciation on investments .........................        11,995,675          1,087,201
                                                                                                    ------------       ------------
Net increase in net assets from operations ...................................................         3,094,164          1,616,319
                                                                                                    ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ......................................................        (1,008,466)                --
                                                                                                    ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .................................................................        55,571,273         37,708,584
   Net asset value of shares issued in reinvestment of distributions to shareholders .........           951,011                 --
   Payments for shares redeemed (A) ..........................................................       (30,693,297)        (4,550,046)
                                                                                                    ------------       ------------
Net increase in net assets from capital share transactions ...................................        25,828,987         33,158,538
                                                                                                    ------------       ------------

TOTAL INCREASE IN NET ASSETS .................................................................        27,914,685         34,774,857

NET ASSETS
   Beginning of year .........................................................................        47,302,929         12,528,072
                                                                                                    ------------       ------------
   End of year ...............................................................................      $ 75,217,614       $ 47,302,929
                                                                                                    ============       ============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................................................      $      1,351       $     22,402
                                                                                                    ============       ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ...............................................................................         4,486,840          3,104,775
   Shares issued in reinvestment of distributions to shareholders ............................            76,956                 --
   Shares redeemed ...........................................................................        (2,491,209)          (385,737)
                                                                                                    ------------       ------------
   Net increase in shares outstanding ........................................................         2,072,587          2,719,038
   Shares outstanding, beginning of year .....................................................         3,855,755          1,136,717
                                                                                                    ------------       ------------
   Shares outstanding, end of year ...........................................................         5,928,342          3,855,755
                                                                                                    ============       ============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the years ended June 30, 2006 and 2005, these fees were $37,999 and $23,920, respectively.

See accompanying notes to financial statements.

JAMES EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

====================================================================================================================================
                                                                                                        Year                Year
                                                                                                       Ended               Ended
                                                                                                      June 30,            June 30,
                                                                                                        2006                2005
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .....................................................................      $     12,886       $     22,304
   Net realized gains on investments .........................................................         1,393,779            523,127
   Net change in unrealized appreciation/depreciation on investments .........................         3,117,729          1,321,992
                                                                                                    ------------       ------------
Net increase in net assets from operations ...................................................         4,524,394          1,867,423
                                                                                                    ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ......................................................           (12,886)           (24,033)
   Dividends in excess of net investment income ..............................................           (28,219)                --
                                                                                                    ------------       ------------
Decrease in net assets from distributions to shareholders ....................................           (41,105)           (24,033)
                                                                                                    ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .................................................................        17,542,319          9,091,949
   Net asset value of shares issued in reinvestment of distributions to shareholders .........            40,392             23,591
   Payments for shares redeemed (A) ..........................................................        (5,107,288)        (1,374,205)
                                                                                                    ------------       ------------
Net increase in net assets from capital share transactions ...................................        12,475,423          7,741,335
                                                                                                    ------------       ------------

TOTAL INCREASE IN NET ASSETS .................................................................        16,958,712          9,584,725

NET ASSETS
   Beginning of year .........................................................................        16,833,493          7,248,768
                                                                                                    ------------       ------------
   End of year ...............................................................................      $ 33,792,205       $ 16,833,493
                                                                                                    ============       ============

UNDISTRIBUTED NET INVESTMENT INCOME ..........................................................      $         --       $          1
                                                                                                    ============       ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ...............................................................................         1,662,067          1,074,885
   Shares issued in reinvestment of distributions to shareholders ............................             4,122              2,654
   Shares redeemed ...........................................................................          (499,385)          (167,493)
                                                                                                    ------------       ------------
   Net increase in shares outstanding ........................................................         1,166,804            910,046
   Shares outstanding, beginning of year .....................................................         1,894,365            984,319
                                                                                                    ------------       ------------
   Shares outstanding, end of year ...........................................................         3,061,169          1,894,365
                                                                                                    ============       ============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the years ended June 30, 2006 and 2005, these fees were $4,373 and $2,315, respectively.

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                               Per Share Data for a Share Outstanding Throughout Each Year
====================================================================================================================================
                                                                                    Year Ended June 30,
                                                        ----------------------------------------------------------------------------
                                                           2006            2005            2004             2003           2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ................   $     17.18     $     15.28     $     13.72      $     13.80    $     14.34
                                                        -----------     -----------     -----------      -----------    -----------
Income from investment operations:
   Net investment income ............................          0.34            0.26            0.26             0.27           0.40
   Net realized and unrealized
     gains on investments ...........................          0.75            1.95            1.56             0.28           0.33
                                                        -----------     -----------     -----------      -----------    -----------
Total from investment operations ....................          1.09            2.21            1.82             0.55           0.73
                                                        -----------     -----------     -----------      -----------    -----------
Less distributions:
   From net investment income .......................         (0.34)          (0.26)          (0.26)           (0.27)         (0.40)
   From net realized gains on investments ...........         (0.61)          (0.05)          (0.00)(A)        (0.36)         (0.87)
                                                        -----------     -----------     -----------      -----------    -----------
Total distributions .................................         (0.95)          (0.31)          (0.26)           (0.63)         (1.27)
                                                        -----------     -----------     -----------      -----------    -----------

Net asset value at end of year ......................   $     17.32     $     17.18     $     15.28      $     13.72    $     13.80
                                                        ===========     ===========     ===========      ===========    ===========

Total return ........................................          6.48%          14.56%          13.32%            4.34%          5.37%
                                                        ===========     ===========     ===========      ===========    ===========

Net assets at end of year (000's) ...................   $   268,766     $   147,605     $    83,893      $    69,169    $    65,456
                                                        ===========     ===========     ===========      ===========    ===========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets .........          1.21%           1.26%           1.28%            1.32%          1.24%

Ratio of net investment income to average net assets           2.11%           1.70%           1.77%            2.08%          2.84%

Portfolio turnover rate .............................            68%             36%             29%              61%            54%

(A)   Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                     Per Share Data for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended June 30,
                                                             -----------------------------------------------------------------------
                                                                 2006          2005          2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......................  $     20.46   $     18.66   $     13.43    $     12.08   $     11.03
                                                             -----------   -----------   -----------    -----------   -----------

Income (loss) from investment operations:
   Net investment income (loss) ...........................        (0.04)         0.05          0.01           0.10          0.00(A)
   Net realized and unrealized gains on investments .......         3.19          2.65          5.26           1.35          1.06
                                                             -----------   -----------   -----------    -----------   -----------

Total from investment operations ..........................         3.15          2.70          5.27           1.45          1.06
                                                             -----------   -----------   -----------    -----------   -----------

Less distributions:
   From net investment income .............................        (0.04)           --         (0.01)         (0.10)        (0.01)
   From net realized gains on investments .................        (0.30)        (1.00)        (0.05)            --            --
                                                             -----------   -----------   -----------    -----------   -----------

Total distributions .......................................        (0.34)        (1.00)        (0.06)         (0.10)        (0.01)
                                                             -----------   -----------   -----------    -----------   -----------

Paid-in capital from redemption fees(B) ...................         0.01          0.10          0.02             --            --
                                                             -----------   -----------   -----------    -----------   -----------

Net asset value at end of year ............................  $     23.28   $     20.46   $     18.66    $     13.43   $     12.08
                                                             ===========   ===========   ===========    ===========   ===========

Total return ..............................................        15.59%        15.39%        39.47%         12.20%         9.65%
                                                             ===========   ===========   ===========    ===========   ===========

Net assets at end of year (000's) .........................  $   170,490   $    54,489   $    13,186    $     9,199   $     7,882
                                                             ===========   ===========   ===========    ===========   ===========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets ...............         1.50%         1.50%         1.50%          1.50%         1.48%

Ratio of net investment income (loss) to average net assets        (0.25%)        0.45%         0.05%          0.90%         0.02%

Portfolio turnover rate ...................................           59%           94%           45%            52%           78%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                 Per Share Data for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended June 30,
                                                               ---------------------------------------------------------------------
                                                                  2006          2005         2004            2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......................... $    12.27    $    11.02   $     9.97      $    10.79    $    10.12
                                                               ----------    ----------   ----------      ----------    ----------
Income (loss) from investment operations:
   Net investment income (loss) ..............................       0.17          0.01        (0.13)          (0.10)         0.02
   Net realized and unrealized gains
     (losses) on investments .................................       0.42          1.23         1.18           (0.72)         0.69
                                                               ----------    ----------   ----------      ----------    ----------
Total from investment operations .............................       0.59          1.24         1.05           (0.82)         0.71
                                                               ----------    ----------   ----------      ----------    ----------

Less distributions:
   From net investment income ................................      (0.18)           --           --              --         (0.04)
                                                               ----------    ----------   ----------      ----------    ----------

Paid-in capital from redemption fees(B) ......................       0.01          0.01         0.00(A)           --            --
                                                               ----------    ----------   ----------      ----------    ----------

Net asset value at end of year ............................... $    12.69    $    12.27   $    11.02      $     9.97    $    10.79
                                                               ==========    ==========   ==========      ==========    ==========

Total return .................................................       4.94%        11.34%       10.53%          (7.60%)        7.06%
                                                               ==========    ==========   ==========      ==========    ==========

Net assets at end of year (000's) ............................ $   75,218    $   47,303   $   12,528      $    9,219    $    8,676
                                                               ==========    ==========   ==========      ==========    ==========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets, excluding
   dividends on securities sold short ........................       1.95%         1.95%        1.95%           1.95%         1.95%
Ratio of dividend expense on securities
   sold short to average net assets ..........................       0.62%         0.42%        0.64%           0.53%         0.28%
                                                               ----------    ----------   ----------      ----------    ----------
Ratio of net expenses to average net assets ..................       2.57%         2.37%        2.59%           2.48%         2.23%
                                                               ----------    ----------   ----------      ----------    ----------

Ratio of net investment income (loss) to average net assets ..       1.52%         0.11%       (1.43%)         (0.98%)        0.25%

Portfolio turnover rate (C) ..................................         27%           35%          13%             86%          154%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.
(C) Calculation does not include short positions or short transactions. Portfolio turnover rate would be lower if included.

See accompanying notes to financial statements.

JAMES EQUITY FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                   Per Share Data for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended June 30,
                                                              ----------------------------------------------------------------------
                                                                 2006           2005           2004           2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......................  $     8.89     $     7.36     $     6.18     $     6.62   $     7.65
                                                              ----------     ----------     ----------     ----------   ----------

Income (loss) from investment operations:
   Net investment income ...................................        0.01           0.01           0.02           0.03         0.01
   Net realized and unrealized gains (losses) on investments        2.16           1.53           1.18          (0.44)       (1.03)
                                                              ----------     ----------     ----------     ----------   ----------

Total from investment operations ...........................        2.17           1.54           1.20          (0.41)       (1.02)
                                                              ----------     ----------     ----------     ----------   ----------

Less distributions:
   From net investment income ..............................       (0.01)         (0.01)         (0.02)         (0.03)       (0.01)
   From distributions in excess of net investment income ...       (0.01)            --             --             --           --
                                                              ----------     ----------     ----------     ----------   ----------

Total distributions ........................................       (0.02)         (0.01)         (0.02)         (0.03)       (0.01)
                                                              ----------     ----------     ----------     ----------   ----------

Paid-in capital from redemption fees(B) ....................        0.00(A)        0.00(A)        0.00(A)          --           --
                                                              ----------     ----------     ----------     ----------   ----------

Net asset value at end of year .............................  $    11.04     $     8.89     $     7.36     $     6.18   $     6.62
                                                              ==========     ==========     ==========     ==========   ==========

Total return ...............................................       24.45%         20.96%         19.38%         (6.14%)     (13.29%)
                                                              ==========     ==========     ==========     ==========   ==========

Net assets at end of year (000's) ..........................  $   33,792     $   16,833     $    7,249     $    5,379   $    3,788
                                                              ==========     ==========     ==========     ==========   ==========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets ................        1.50%          1.50%          1.50%          1.50%        1.50%

Ratio of net investment income to average net assets .......        0.06%          0.22%          0.25%          0.56%        0.20%

Portfolio turnover rate ....................................          43%            33%            70%            65%          87%

(A)   Amount rounds to less than $0.005.
(B)   Amount calculated based on average shares outstanding throughout the year.

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS
June 30, 2006
================================================================================
      Shares      COMMON STOCKS -- 36.5%                            Value
--------------------------------------------------------------------------------
                  BASIC MATERIALS -- 3.9%
        15,000    Alliance Resource Partners, L.P..........     $       543,450
        40,000    Barrick Gold Corporation.................           1,184,000
        35,000    Castle (A.M.) & Company..................           1,128,750
        31,000    Dow Chemical Company.....................           1,209,930
        45,650    Methanex Corporation.....................             966,867
        26,000    Newmont Mining Corporation...............           1,376,180
        24,000    NS Group, Inc.*..........................           1,321,920
        40,000    Polyone Corporation - W/I*...............             351,200
        17,000    PPG Industries, Inc......................           1,122,000
        59,500    Terra Nitrogen Company, L.P..............           1,288,175
                                                                ---------------
                                                                     10,492,472
                                                                ---------------
                  CONSUMER, CYCLICAL -- 4.1%
        20,000    Air Methods Corporation*.................             523,600
        35,000    EZCORP, Inc. - Class A*..................           1,319,150
        30,000    J.C. Penney Company, Inc.................           2,025,300
        60,000    Mesa Air Group, Inc.*....................             591,000
        10,000    Office Depot, Inc.*......................             380,000
        19,300    PACCAR, Inc..............................           1,589,934
        16,300    Supervalu, Inc...........................             500,410
         6,934    The Andersons, Inc.......................             288,524
        29,000    The Buckle, Inc..........................           1,214,230
        43,000    The Pantry, Inc.*........................           2,474,220
                                                                ---------------
                                                                     10,906,368
                                                                ---------------
                  CONSUMER, NON-CYCLICAL -- 2.8%
        10,000    Archer-Daniels-Midland Company...........             412,800
        15,000    AT&T, Inc................................             418,350
        21,500    Coventry Health Care, Inc.*..............           1,181,210
        55,000    King Pharmaceuticals, Inc.*..............             935,000
        25,000    Magellan Health Services, Inc.*..........           1,132,750
        13,000    Papa John's Intl., Inc.*.................             431,600
        21,000    Pfizer, Inc..............................             492,870
        20,000    Sierra Health Services, Inc.*............             900,600
        32,000    The Toro Company.........................           1,494,400
                                                                ---------------
                                                                      7,399,580
                                                                ---------------
                  ENERGY -- 5.6%
        10,000    Anadarko Petroleum Corporation...........             476,900
        20,800    Apache Corporation.......................           1,419,600
        32,940    Chevron Corporation......................           2,044,256
        39,000    Devon Energy Corporation.................           2,355,990
        25,500    EOG Resources, Inc.......................           1,768,170
        34,500    Exxon Mobil Corporation..................           2,116,575
         7,000    Headwaters, Inc.*........................             178,920
        15,900    Hess Corporation.........................             840,315
        29,000    MDU Resources Group, Inc.................           1,061,690

JAMES BALANCED:  GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)

================================================================================
        Shares    COMMON STOCKS -- 36.5% (Continued)                  Value
--------------------------------------------------------------------------------
                  ENERGY -- 5.6% (Continued)
        23,300    Sunoco, Inc..............................     $     1,614,457
        20,000    Valero Energy Corporation................           1,330,400
                                                                ---------------
                                                                     15,207,273
                                                                ---------------
                  FINANCIAL -- 4.7%
        13,000    Alliance Bernstein Holding L.P...........             794,820
        32,500    American Physicians Capital, Inc.*.......           1,709,175
        12,500    Bear Stearns Companies, Inc..............           1,751,000
        36,500    CIT Group, Inc...........................           1,908,585
        18,000    Corus Bankshares, Inc....................             471,240
        14,000    KeyCorp..................................             499,520
        37,500    Rent-A-Center, Inc.*.....................             932,250
        20,000    SAFECO Corporation.......................           1,127,000
        11,000    Safety Insurance Group, Inc..............             523,050
        22,000    Stewart Information Services Corporation.             798,820
        61,500    W.R. Berkley Corporation.................           2,098,995
                                                                ---------------
                                                                     12,614,455
                                                                ---------------
                  INDUSTRIAL -- 3.4%
        20,000    BorgWarner, Inc..........................           1,302,000
         7,000    Cascade Corporation......................             276,850
        27,000    CSX Corporation..........................           1,901,880
        19,000    Cummins, Inc.............................           2,322,750
         8,000    Eaton Corporation........................             603,200
        40,000    Goldcorp, Inc............................           1,208,800
        23,000    Norfolk Southern Corporation.............           1,224,060
         4,500    The Black & Decker Corporation...........             380,070
                                                                ---------------
                                                                      9,219,610
                                                                ---------------
                  TECHNOLOGY -- 5.5%
        45,000    Armor Holdings, Inc.*....................           2,467,350
        35,000    Covansys Corporation*....................             439,950
       105,000    Earthlink, Inc.*.........................             909,300
        30,000    Hewlett-Packard Company..................             950,400
        41,000    Komag, Inc.*.............................           1,893,380
        18,000    MicroStrategy, Inc.*.....................           1,755,360
        17,000    Motorola, Inc............................             342,550
        37,500    Northrop Grumman Corporation.............           2,402,250
        35,000    Sykes Enterprises, Inc.*.................             565,600
        30,000    WESCO International, Inc.*...............           2,070,000
        58,000    Western Digital Corporation*.............           1,148,980
                                                                ---------------
                                                                     14,945,120
                                                                ---------------
                  UTILITIES -- 4.3%
         7,000    ALLTEL Corporation.......................             446,810
        60,000    Edison International.....................           2,340,000
        70,800    Energen Corporation......................           2,719,428
        38,000    Otter Tail Corporation...................           1,038,540
        24,500    Sempra Energy............................           1,114,260

JAMES BALANCED:  GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
        Shares    COMMON STOCKS -- 36.5% (Continued)........     Value
--------------------------------------------------------------------------------
                  UTILITIES -- 4.3% (Continued)
        11,000    The Laclede Group, Inc...................     $       377,960
        38,000    TXU Corporation..........................           2,272,020
        25,000    WPS Resources Corporation................           1,240,000
                                                                ---------------
                                                                     11,549,018
                                                                ---------------
                  INTERNATIONAL EQUITY FUNDS -- 2.2%
        15,000    Greater China Fund, Inc..................             268,200
        30,000    India Fund, Inc..........................           1,385,700
       124,000    iShares MSCI Japan Index Fund............           1,691,360
        57,000    iShares MSCI Taiwan Index Fund...........             730,740
        40,000    Japan Smaller Capitalization Fund, Inc...             560,800
        48,000    New Ireland Fund, Inc....................           1,173,600
                                                                ---------------
                                                                      5,810,400
                                                                ---------------

                  TOTAL COMMON STOCKS......................     $    98,144,296
                                                                ---------------

================================================================================
     Par Value    U.S. GOVERNMENT & AGENCY BONDS -- 58.9%             Value
--------------------------------------------------------------------------------
  $  2,000,000    Federal Farm Credit Bank, 5.950%, 3/16/09     $     2,025,628
       550,000    Federal Home Loan Bank, 4.500%, 2/17/10..             532,239
     5,000,000    U.S. Treasury Bills, 7/13/06.............           4,992,000
    12,000,000    U.S. Treasury Bills, 9/21/06.............          11,872,440
     2,500,000    U.S. Treasury Bonds, 5.000%, 2/15/11.....           2,493,848
     3,500,000    U.S. Treasury Bonds, 4.875%, 2/15/12.....           3,461,717
    24,000,000    U.S. Treasury Bonds, 4.500%, 2/15/16.....          22,833,744
    22,000,000    U.S. Treasury Bonds, 5.125%, 5/15/16.....          21,974,216
    20,200,000    U.S. Treasury Bonds, 5.375%, 2/15/31.....          20,548,773
     6,000,000    U.S. Treasury Notes, 3.000%, 12/31/06....           5,932,734
    11,000,000    U.S. Treasury Notes, 6.250%, 2/15/07.....          11,060,588
     3,000,000    U.S. Treasury Notes, 6.625%, 5/15/07.....           3,032,460
     8,000,000    U.S. Treasury Notes, 4.375%, 5/15/07.....           7,938,752
    11,500,000    U.S. Treasury Notes, 3.250%, 8/15/07.....          11,251,577
    14,000,000    U.S. Treasury Notes, 3.000%, 2/15/08.....          13,526,954
     3,000,000    U.S. Treasury Notes, 4.625%, 3/31/08.....           2,971,641
     2,000,000    U.S. Treasury Notes, 2.625%, 5/15/08.....           1,909,766
     5,000,000    U.S. Treasury Notes, 6.000%, 8/15/09.....           5,124,805
     3,000,000    U.S. Treasury Notes, 5.000%, 8/15/11.....           2,990,976
     2,000,000    U.S. Treasury Notes, 4.000%, 2/15/15.....           1,842,968
                                                                ---------------
                  TOTAL U.S. GOVERNMENT & AGENCY BONDS.....     $   158,317,826
                                                                ---------------

JAMES BALANCED:  GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)

================================================================================
     Par Value   CORPORATE BONDS -- 0.8%                              Value
--------------------------------------------------------------------------------
$      500,000    Anheuser-Busch Companies, Inc.,
                    6.000%, 4/15/11 .......................     $       506,559
       500,000    Barrick Gold Finance, Inc.,
                    7.500%, 5/1/07 ........................             506,963
       500,000    General Electric Capital Corporation,
                    7.875%, 12/1/06 .......................             504,732
       500,000    Tennessee Valley Authority,
                    5.625%, 1/18/11 .......................             501,275
                                                                ----------------
                  TOTAL CORPORATE BONDS ...................     $      2,019,529
                                                                ----------------

================================================================================
        Shares    SHORT TERM INVESTMENTS -- 3.0%                      Value
--------------------------------------------------------------------------------
     8,182,283    First American Treasury Obligations Fund      $      8,182,283
                                                                ----------------

                  TOTAL INVESTMENT SECURITIES -- 99.2%
                  (Amortized Cost $241,745,421) ...........     $    266,663,934

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%        2,102,010
                                                                ----------------

                  NET ASSETS -- 100.0% ....................     $    268,765,944
                                                                ================

*  Non-income producing security.

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2006
================================================================================
     Shares      COMMON STOCKS -- 93.7%                                Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS -- 7.2%
        27,500   Alliance Resource Partners, L.P. .............   $     996,325
        75,100   Castle (A.M.) & Company ......................       2,421,975
        69,500   Oregon Steel Mills, Inc.* ....................       3,520,870
        47,400   Schnitzer Steel Industries, Inc. - Class A ...       1,681,752
        54,000   Shiloh Industries, Inc.* .....................         812,160
        81,100   Terra Nitrogen Company, L.P. .................       1,755,815
        16,700   Universal Forest Products, Inc. ..............       1,047,591
                                                                  -------------
                                                                     12,236,488
                                                                  -------------
                 CONSUMER, CYCLICAL -- 11.3%
        93,200   Air Methods Corporation* .....................       2,439,976
        98,650   Aldila, Inc. .................................       2,497,818
        32,350   Books-A-Million, Inc. ........................         539,598
       222,600   Charming Shoppes, Inc.* ......................       2,502,024
        39,000   JAKKS Pacific, Inc.* .........................         783,510
        95,000   Mesa Air Group, Inc.* ........................         935,750
        71,500   Steiner Leisure Ltd.* ........................       2,826,395
        86,700   The Buckle, Inc. .............................       3,630,129
        54,575   The Pantry, Inc.* ............................       3,140,246
                                                                  -------------
                                                                     19,295,446
                                                                  -------------
                 CONSUMER, NON-CYCLICAL -- 13.0%
        70,050   Advocat, Inc.* ...............................       1,198,556
       147,200   Alpharma, Inc. - Class A .....................       3,538,688
       280,000   CBIZ, Inc.* ..................................       2,074,800
       120,700   Central Parking Corporation ..................       1,931,200
        35,000   Dollar Thrifty Automotive Group, Inc.* .......       1,577,450
        58,900   Ingles Markets, Inc. - Class A ...............       1,001,300
        88,000   Magellan Health Services, Inc.* ..............       3,987,280
       105,000   Premium Standard Farms, Inc. .................       1,704,150
       151,100   Spartan Stores, Inc. .........................       2,210,593
       165,000   Sun Healthcare Group, Inc.* ..................       1,433,850
       177,900   ViroPharma, Inc.* ............................       1,533,498
                                                                  -------------
                                                                     22,191,365
                                                                  -------------
                 ENERGY -- 17.0%
        24,000   BP Prudhoe Bay Royalty Trust .................       1,917,600
       127,050   Edge Petroleum Corporation* ..................       2,538,459
        49,000   Giant Industries, Inc.* ......................       3,260,950
        51,200   Lufkin Industries, Inc. ......................       3,042,816
       126,950   RPC, Inc. ....................................       3,082,346
        83,800   Swift Energy Company* ........................       3,597,534
       459,000   VAALCO Energy, Inc.* .........................       4,479,839
        76,400   Veritas DGC, Inc.* ...........................       3,940,712
        61,200   W-H Energy Services, Inc.* ...................       3,110,796
                                                                  -------------
                                                                     28,971,052
                                                                  -------------

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
    Shares       COMMON STOCKS -- 93.7% (Continued)                   Value
--------------------------------------------------------------------------------
                 FINANCIAL -- 13.0%
        17,200   1st Source Corporation .......................   $     581,876
        42,400   American Physicians Capital, Inc.* ...........       2,229,816
        54,900   ASTA Funding, Inc. ...........................       2,056,005
        70,400   Bluegreen Corporation* .......................         806,784
       164,580   Capital Title Group, Inc. ....................       1,212,955
        85,000   CNA Surety Corporation* ......................       1,468,800
        64,000   FelCor Lodging Trust, Inc. ...................       1,391,360
        73,450   FPIC Insurance Group, Inc.* ..................       2,846,188
        44,500   LandAmerica Financial Group, Inc. ............       2,874,700
        55,600   LTC Properties, Inc. .........................       1,242,660
        98,700   Safety Insurance Group, Inc. .................       4,693,184
        22,000   State Auto Financial Corporation .............         715,880
                                                                  -------------
                                                                     22,120,208
                                                                  -------------
                 INDUSTRIAL -- 3.8%
        42,100   Arkansas Best Corporation ....................       2,113,841
        16,900   Cascade Corporation ..........................         668,395
       149,800   OMI Corporation ..............................       3,243,170
        17,200   Twin Disc, Inc. ..............................         526,492
                                                                  -------------
                                                                      6,551,898
                                                                  -------------
                 TECHNOLOGY -- 18.7%
        80,000   Datalink Corporation* ........................         416,800
        71,600   EarthLink, Inc.* .............................         620,056
        64,000   Hurco Companies, Inc.* .......................       1,644,160
        98,800   IXYS Corporation* ............................         948,480
        49,625   John H. Harland Company ......................       2,158,688
        85,800   Komag, Inc.* .................................       3,962,244
       102,500   Park Electrochemical Corporation .............       2,639,375
       261,000   RealNetworks, Inc.* ..........................       2,792,700
        48,820   Rofin-Sinar Technologies, Inc.* ..............       2,805,685
       198,000   Sykes Enterprises, Inc.* .....................       3,199,680
        41,900   Teledyne Technologies, Inc.* .................       1,372,644
       184,300   United Online, Inc. ..........................       2,211,600
       142,700   Xyratex Ltd.* ................................       3,774,415
       143,300   Zoran Corporation* ...........................       3,487,922
                                                                  -------------
                                                                     32,034,449
                                                                  -------------
                 UTILITIES -- 9.7%
       171,000   Avista Corporation ...........................       3,903,930
        72,000   Black Hills Corporation ......................       2,471,760
       110,000   Comstock Resources, Inc.* ....................       3,284,600
        76,400   New Jersey Resources Corporation .............       3,573,992
       118,700   Otter Tail Corporation .......................       3,244,071
                                                                  -------------
                                                                     16,478,353
                                                                  -------------
                 TOTAL COMMON STOCKS ..........................   $ 159,879,259
                                                                  -------------

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
   Par Value     U.S. GOVERNMENT & AGENCY BONDS -- 1.8%               Value
--------------------------------------------------------------------------------
$    3,000,000   Federal Home Loan Bank Discount Note, 7/6/06..   $   2,998,713

================================================================================
        Shares   SHORT TERM INVESTMENTS -- 4.3%                       Value
--------------------------------------------------------------------------------
     7,287,104   First American Treasury Obligations Fund .....   $   7,287,104
                                                                  -------------

                 TOTAL INVESTMENT SECURITIES -- 99.8%
                 (Amortized Cost $153,650,828) ................   $ 170,165,076

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%          325,335
                                                                  -------------

                 NET ASSETS -- 100.0% .........................   $ 170,490,411

* Non-income producing security.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2006
================================================================================
    Shares       COMMON STOCKS -- 71.3%                                Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS -- 5.9%
        16,000   Barrick Gold Corporation .....................   $     473,600
        35,000   Goldcorp, Inc. ...............................       1,057,700
        31,400   Methanex Corporation .........................         665,052
        23,250   Quanex Corporation ...........................       1,001,378
        20,500   Schnitzer Steel Industries, Inc. - Class A ...         727,340
        15,000   Terra Nitrogen Company, L.P. .................         324,750
        20,000   The Goodyear Tire & Rubber Company* ..........         222,000
                                                                  -------------
                                                                      4,471,820
                                                                  -------------
                 CONSUMER, CYCLICAL -- 14.3%
        27,600   Conn's, Inc.* ...................................      732,780
        26,000   Darden Restaurants, Inc. ........................    1,024,400
        18,000   J.C. Penney Company, Inc. .......................    1,215,180
        23,400   Office Depot, Inc.* .............................      889,200
        14,950   PACCAR, Inc. ....................................    1,231,581
        44,000   Papa John's Intl., Inc.* ........................    1,460,800
        22,000   The Buckle, Inc. ................................      921,140
        23,400   The Home Depot, Inc. ............................      837,486
        29,900   The Pantry, Inc.* ...............................    1,720,446
        25,800   Timberland Company - Class A* ...................      673,380
                                                                  -------------
                                                                     10,706,393
                                                                  -------------
                 CONSUMER, NON-CYCLICAL -- 8.4%
        15,000   Archer-Daniels-Midland Company ...............         619,200
        20,600   Coventry Health Care, Inc.* ..................       1,131,764
        13,000   EZCORP, Inc. - Class A* ......................         489,970
        40,000   King Pharmaceuticals, Inc.* ..................         680,000
        20,000   Magellan Health Services, Inc.* ..............         906,200
        30,300   Sierra Health Services, Inc.* ................       1,364,409
        23,900   The Toro Company .............................       1,116,130
                                                                  -------------
                                                                      6,307,673
                                                                  -------------
                 ENERGY -- 8.2%
        10,096   Apache Corporation ...........................         689,052
        22,300   Devon Energy Corporation .....................       1,347,143
        13,000   Exxon Mobil Corporation ......................         797,550
        10,000   Sunoco, Inc. .................................         692,900
        90,000   VAALCO Energy, Inc.* .........................         878,400
        26,900   Valero Energy Corporation ....................       1,789,388
                                                                  -------------
                                                                      6,194,433
                                                                  -------------
                 FINANCIAL -- 7.3%
         6,450   Bear Stearns Companies, Inc. .................         903,516
        45,000   Berkley (W.R.) Corporation ...................       1,535,850
        20,600   CIT Group, Inc. ..............................       1,077,174
        34,800   Corus Bankshares, Inc. .......................         911,064

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
    Shares       COMMON STOCKS -- 71.3% (Continued)                    Value
--------------------------------------------------------------------------------
                 FINANCIAL -- 7.3% (Continued)
         5,650   Hospitality Properties Trust .................   $     248,148
        22,600   KeyCorp ......................................         806,368
                                                                  -------------
                                                                      5,482,120
                                                                  -------------
                 INDUSTRIAL -- 4.3%
        10,000   CSX Corporation ..............................         704,400
         5,000   Cummins, Inc. ................................         611,250
        13,550   Norfolk Southern Corporation .................         721,131
        14,400   The Black & Decker Corporation ...............       1,216,224
                                                                  -------------
                                                                      3,253,005
                                                                  -------------
                 TECHNOLOGY -- 16.7%
        19,800   Armor Holdings, Inc.* ........................       1,085,634
       109,610   EarthLink, Inc.* .............................         949,223
        32,000   Hewlett-Packard Company ......................       1,013,760
        43,000   Komag, Inc.* .................................       1,985,740
        21,500   MicroStrategy, Inc.* .........................       2,096,680
        61,000   Motorola, Inc. ...............................       1,229,150
        15,600   Northrop Grumman Corporation .................         999,336
        30,000   Park Electrochemical Corporation .............         772,500
        34,400   WESCO International, Inc.* ...................       2,373,599
                                                                  -------------
                                                                     12,505,622
                                                                  -------------
                 UTILITIES -- 5.5%
        27,150   Edison International .........................       1,058,850
        20,800   MDU Resources Group, Inc. ....................         761,488
        10,000   Sempra Energy ................................         454,800
        17,000   The Laclede Group, Inc. ......................         584,120
        21,900   TXU Corporation ..............................       1,309,401
                                                                  -------------
                                                                      4,168,659
                                                                  -------------
                 INTERNATIONAL EQUITY FUNDS -- 0.7%
        40,000   iShares MSCI Japan Index Fund ................         545,600
                                                                  -------------

                 TOTAL COMMON STOCKS ..........................   $  53,635,325
                                                                  -------------
================================================================================
  Par Value      U.S. GOVERNMENT & AGENCY BONDS -- 26.4%               Value
--------------------------------------------------------------------------------
   $10,000,000   U.S. Treasury Bills, 7/13/06 .................   $   9,983,999
    10,000,000   U.S. Treasury Bills, 9/21/06 .................       9,893,700
                                                                  -------------
                 TOTAL U.S. GOVERNMENT & AGENCY BONDS .........   $  19,877,699
                                                                  -------------

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
    Shares       SHORT TERM INVESTMENTS -- 3.8%                       Value
--------------------------------------------------------------------------------
     2,866,639   First American Treasury Obligations Fund .....   $   2,866,639
                                                                  -------------

                 TOTAL INVESTMENT SECURITIES -- 101.5%
                 (Amortized Cost $63,253,714) .................   $  76,379,663

                 SEGREGATED CASH WITH BROKERS -- 66.1% ........       49,752,223

                 SECURITIES SOLD SHORT -- (67.8)%
                 (Proceeds $54,343,141) .......................     (51,028,725)

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%.          114,453
                                                                  -------------

                 NET ASSETS -- 100.0% .........................   $  75,217,614
                                                                  =============

*  Non-income producing security.
See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
June 30, 2006
================================================================================
   Shares        COMMON STOCKS -- 67.8%                               Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS -- 1.9%
        65,000   Cooper Tire & Rubber Company .................   $     724,100
        13,450   James River Coal Company .....................         356,290
        12,500   NOVA Chemicals Corporation ...................         359,875
                                                                  -------------
                                                                      1,440,265
                                                                  -------------
                 CONSUMER, CYCLICAL -- 16.5%
        56,860   99 Cents Only Stores .........................         594,756
        70,000   AFC Enterprises, Inc. ........................         892,500
         8,760   Amazon.com, Inc. .............................         338,837
        54,000   Audiovox Corporation - Class A ...............         737,640
        20,050   Churchill Downs, Inc. ........................         750,872
        16,200   Dow Jones & Company, Inc. ....................         567,162
        12,700   Four Seasons Hotels, Inc. ....................         780,288
        29,200   General Motors Corporation ...................         869,868
        42,000   InterContinental Hotels Group PLC - ADR ......         739,200
        41,190   JetBlue Airways Corporation ..................         500,047
        12,500   Lamar Advertising Company ....................         673,250
        62,000   Lions Gate Entertainment Corporation .........         530,100
        20,000   P.F. Chang's China Bistro ....................         760,400
       100,000   Pathmark Stores, Inc. ........................         941,000
        40,500   Pep Boys - Manny, Moe & Jack .................         475,065
        62,100   Sirius Satellite Radio, Inc. .................         294,974
        14,000   Wynn Resorts Ltd. ............................       1,026,200
        65,000   XM Satellite Radio Holdings, Inc. ............         952,250
                                                                  -------------
                                                                     12,424,409
                                                                  -------------
                 CONSUMER, NON-CYCLICAL -- 9.7%
        41,300   CV Therapeutics, Inc. ........................         576,961
        20,000   Cyberonics, Inc. .............................         426,400
         3,500   Discovery Holding Company ....................          51,204
        51,390   Impax Laboratories, Inc. .....................         320,674
        24,000   MedImmune, Inc. ..............................         650,400
        37,420   Nektar Therapeutics ..........................         686,283
        65,700   Nuvelo, Inc. .................................       1,093,905
        14,500   Onyx Pharmaceuticals, Inc. ...................         244,035
        46,000   Prestige Brands Holding, Inc. ................         458,620
        23,000   Sepracor, Inc. ...............................       1,314,220
        19,000   SonoSite, Inc. ...............................         741,760
        68,600   Taro Pharmaceutical Industries Ltd. ..........         727,846
                                                                  -------------
                                                                      7,292,308
                                                                  -------------
                 ENERGY -- 5.7%
        35,000   Delta Petroleum Corporation ..................         599,550
        24,500   Energy Conversion Devices, Inc. ..............         892,535
        48,160   FX Energy, Inc. ..............................         222,499
        17,500   Goodrich Petroleum Corporation ...............         496,825
        72,400   KFx, Inc. ....................................       1,106,272

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
================================================================================
    Shares       COMMON STOCKS -- 67.8% (Continued)                   Value
--------------------------------------------------------------------------------
                 ENERGY -- 5.7% (Continued)
        40,000   Reliant Energy, Inc. .........................   $     479,200
        75,000   Syntroleum Corporation .......................         455,250
                                                                  -------------
                                                                      4,252,131
                                                                  -------------
                 FINANCIAL -- 10.4%
        55,400   Affordable Residential Communities ...........         595,550
        46,100   Brookline Bancorp, Inc. ......................         634,797
        30,000   IPC Holdings, Ltd. ...........................         739,800
        45,000   Max Re Capital Ltd. ..........................         982,800
        40,000   Montpelier Re Holdings Ltd. ..................         691,600
        47,200   NewAlliance Bancshares, Inc. .................         675,432
        34,000   Platinum Underwriters Holdings, Ltd. .........         951,320
        56,000   Primus Guaranty Ltd. .........................         621,600
        52,500   Spirit Finance Corporation ...................         591,150
        16,000   Transatlantic Holdings, Inc. .................         894,400
         8,000   XL Capital Ltd. - Class A ....................         490,400
                                                                  -------------
                                                                      7,868,849
                                                                  -------------
                 INDUSTRIAL -- 3.9%
        65,000   American Superconductor Corporation ..........         573,950
        20,000   ESCO Technologies, Inc. ......................       1,069,000
        33,500   Nalco Holding Company ........................         590,605
        38,000   Tecumseh Products Company - Class A ..........         729,600
                                                                  -------------
                                                                      2,963,155
                                                                  -------------
                 TECHNOLOGY -- 18.0%
        50,000   3D Systems Corporation .......................       1,004,500
        78,000   Activision, Inc. .............................         887,640
        36,000   Affymetrix, Inc. .............................         921,600
        62,700   ATI Technologies, Inc. .......................         915,420
        51,500   AudioCodes Ltd. ..............................         561,350
        71,480   BearingPoint, Inc. ...........................         598,288
       105,000   Diversa Corporation ..........................       1,014,300
         7,500   Electronic Arts, Inc. ........................         322,800
        40,000   Flamel Technologies S.A. - ADR ...............         738,800
        50,000   GSI Commerce, Inc. ...........................         676,500
       113,500   Mattson Technology, Inc. .....................       1,108,895
        36,600   Medicines Company ............................         715,530
        60,000   Micro International Ltd. - ADR ...............         461,400
        40,000   Per-Se Technologies, Inc. ....................       1,007,200
        28,000   Rambus, Inc. .................................         638,680
        44,200   SINA Corporation .............................       1,104,116
        30,000   Tessera Technologies, Inc. ...................         825,000
                                                                  -------------
                                                                     13,502,019
                                                                  -------------

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
================================================================================
    Shares       COMMON STOCKS -- 67.8% (Continued)                    Value
--------------------------------------------------------------------------------
                 UTILITIES -- 1.7% (Continued)
        35,000   American Power Conversion Corporation ........   $     682,150
        45,715   IDT Corporation ..............................         603,439
                                                                  -------------
                                                                      1,285,589
                                                                  -------------

                 TOTAL COMMON STOCKS SOLD SHORT
                 (Proceeds $54,343,141) .......................   $  51,028,725
                                                                  =============

ADR - American Depository Receipt.
See accompanying notes to financial statements.

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2006
================================================================================
    Shares       COMMON STOCKS -- 92.5%                               Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS -- 5.8%
        13,900   Alliance Resource Partners, L.P. .............   $     503,597
         4,800   Dow Chemical Company .........................         187,344
        18,100   Methanex Corporation .........................         383,358
         5,500   PPG Industries, Inc. .........................         363,000
         8,850   Schnitzer Steel Industries, Inc. - Class A ...         313,998
         9,600   Terra Nitrogen Company, L.P. .................         207,840
                                                                  -------------
                                                                      1,959,137
                                                                  -------------
                 CONSUMER, CYCLICAL -- 11.7%
        19,500   Air Methods Corporation* .....................         510,510
        16,000   Aldila, Inc. .................................         405,120
         6,000   Conn's, Inc.* ................................         159,300
        11,000   Darden Restaurants, Inc. .....................         433,400
         6,400   J.C. Penney Company, Inc. ....................         432,064
        45,000   Mesa Air Group, Inc.* ........................         443,250
         5,250   PACCAR, Inc. .................................         432,495
        10,000   The Buckle, Inc. .............................         418,700
        12,500   The Pantry, Inc.* ............................         719,250
                                                                  -------------
                                                                      3,954,089
                                                                  -------------
                 CONSUMER, NON-CYCLICAL -- 11.2%
        16,350   Archer-Daniels-Midland Company ...............         674,928
        28,500   EZCORP, Inc. - Class A* ......................       1,074,165
        29,000   King Pharmaceuticals, Inc.* ..................         493,000
        13,000   Magellan Health Services, Inc.* ..............         589,030
        15,000   Pfizer, Inc. .................................         352,050
        13,100   The Toro Company .............................         611,770
                                                                  -------------
                                                                      3,794,943
                                                                  -------------
                 ENERGY -- 19.4%
        12,000   Alliant Energy Corporation ...................         411,600
         7,640   Anadarko Petroleum Corporation ...............         364,352
         4,300   Apache Corporation ...........................         293,475
        10,000   Cimarex Energy Company .......................         430,000
         8,850   Devon Energy Corporation .....................         534,629
         7,000   Exxon Mobil Corporation ......................         429,450
        25,400   Frontier Oil Corporation .....................         822,959
        10,860   Hess Corporation .............................         573,950
         9,000   Lufkin Industries, Inc. ......................         534,870
         6,515   Marathon Oil Corporation .....................         542,700
         7,800   Sunoco, Inc. .................................         540,462
        50,000   VAALCO Energy, Inc.* .........................         488,000
         8,400   Valero Energy Corporation ....................         558,768
                                                                  -------------
                                                                      6,525,215
                                                                  -------------

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
    Shares       COMMON STOCKS -- 92.5% (Continued)                   Value
--------------------------------------------------------------------------------
                 FINANCIAL -- 13.4%
         6,200   AllianceBernstein Holding L.P. ...............   $     379,068
         6,800   American Physicians Capital, Inc.* ...........         357,612
         3,800   Bear Stearns Companies, Inc. .................         532,304
        13,000   Bluegreen Corporation* .......................         148,980
         9,150   CIT Group, Inc. ..............................         478,454
        22,500   CNA Surety Corporation* ......................         388,800
         6,000   LandAmerica Financial Group, Inc. ............         387,600
        17,500   Safety Insurance Group, Inc. .................         832,125
         6,100   Stewart Information Services Corporation .....         221,491
         2,000   The Goldman Sachs Group, Inc. ................         300,860
        15,000   W.R. Berkley Corporation .....................         511,950
                                                                  -------------
                                                                      4,539,244
                                                                  -------------
                 INDUSTRIAL -- 5.0%
         4,400   Cummins, Inc. ................................         537,900
         4,600   Eaton Corporation ............................         346,840
         2,325   Magna International, Inc. - Class A ..........         167,330
         6,100   Norfolk Southern Corporation .................         324,642
         3,900   The Black & Decker Corporation ...............         329,394
                                                                  -------------
                                                                      1,706,106
                                                                  -------------
                 TECHNOLOGY -- 16.7%
         8,200   Armor Holdings, Inc.* ........................         449,606
        13,200   Hewlett-Packard Company ......................         418,176
        17,300   Komag, Inc.* .................................         798,914
        22,100   Motorola, Inc. ...............................         445,315
        22,400   Park Electrochemical Corporation .............         576,800
        27,100   Sykes Enterprises, Inc.* .....................         437,936
        12,700   WESCO International, Inc.* ...................         876,300
        25,000   Western Digital Corporation* .................         495,250
        20,000   Xyratex Ltd.* ................................         529,000
        25,000   Zoran Corporation* ...........................         608,500
                                                                  -------------
                                                                      5,635,797
                                                                  -------------
                 UTILITIES -- 9.3%
        10,000   AT&T, Inc. ...................................         278,900
        12,000   CenturyTel, Inc. .............................         445,800
        10,600   Edison International .........................         413,400
        12,100   Energen Corporation ..........................         464,761
        14,000   MDU Resources Group, Inc. ....................         512,540
         9,000   Otter Tail Corporation .......................         245,970
         9,300   Sempra Energy ................................         422,964
         7,200   WPS Resources Corporation ....................         357,120
                                                                  -------------
                                                                      3,141,455
                                                                  -------------

                 TOTAL COMMON STOCKS ..........................   $  31,255,986
                                                                  -------------

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
================================================================================
        Shares   SHORT TERM INVESTMENTS -- 4.9%                       Value
--------------------------------------------------------------------------------
     1,654,941   First American Treasury Obligations Fund .....   $   1,654,941
                                                                  -------------

                 TOTAL INVESTMENT SECURITIES -- 97.4%
                 (Cost $27,205,116) ...........................   $  32,910,927

                 OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.6%          881,278
                                                                  -------------

                 NET ASSETS -- 100.0% .........................   $  33,792,205
                                                                  =============

* Non-income producing security.

See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2006
================================================================================

1. General Information and Significant Accounting Policies

James Balanced: Golden Rainbow Fund, James Small Cap Fund, and James Market Neutral Fund are each a diversified series of James Advantage Funds (the "Trust"), and James Equity Fund is a non-diversified series of the Trust (individually the "Fund," collectively the "Funds"). The Trust is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund and James Market Neutral Fund each commenced its public offering of shares on October 2, 1998. The James Equity Fund commenced its public offering of shares on November 1, 1999. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. The James Mid Cap Fund is included in a separate report, however, going forward will be included in this report.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund's adviser, James Investment Research, Inc. ("James"), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies.

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that James believes are undervalued and more likely to appreciate, and selling short common stocks that James believes are overvalued and more likely to depreciate.

James Equity Fund seeks to provide long-term capital appreciation and outperform the Standard & Poor's 500 Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing primarily in equity securities without regard to the market capitalization of the stock. The Fund often buys stocks in the S&P 500 Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (GAAP).

Share Valuation

The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The net asset value is determined as of the close of the NYSE (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value.

Redemption Fees

Effective November 1, 2004, the James Small Cap Fund, James Market Neutral Fund and James Equity Fund each charge a redemption fee of 1.00% of the amount redeemed if the shares sold were held for fewer than 90 days. From November 1, 2003 through October 31, 2004, the redemption fee charged was 1.00% of the amount redeemed if the shares sold were held for fewer than 180 days. Redemption fees are paid directly to the Fund.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Securities Valuation

Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in James's opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price ("NOCP") for all NASDAQ National Market ("NNM") and NASDAQ SmallCap MarketSM securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the Fund calculates its net asset value) that materially affects a security's value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities.

In accordance with the Trust's good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2006, the James Balanced:
Golden Rainbow Fund had no such outstanding purchase commitments. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

Short Sales and Segregated Cash

The James Market Neutral Fund actively sells short common stocks. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend and record that amount as an expense.

All short sales are collateralized, as required by the Fund's prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund quarterly. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

The tax character of distributions paid for the years ended June 30, 2006 and 2005 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                James Balanced:                              James Small Cap
                                                              Golden Rainbow Fund                                 Fund
                                                          --------------------------------------------------------------------------
                                                              2006                 2005                 2006                 2005
                                                          --------------------------------------------------------------------------
From ordinary income ...........................          $ 4,473,409          $ 1,715,612          $   140,631          $        --
From long-term capital gains ...................            6,895,468              289,929            1,110,529              756,432
                                                          -----------          -----------          -----------          -----------
                                                          $11,368,877          $ 2,005,541          $ 1,251,160          $   756,432
                                                          ===========          ===========          ===========          ===========
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              James Market Neutral                             James Equity
                                                                      Fund                                         Fund

                                                              2006                 2005                 2006                 2005
------------------------------------------------------------------------------------------------------------------------------------
From ordinary income ...........................          $   994,103          $        --          $    41,105          $    24,033
                                                          ===========          ===========          ===========          ===========
------------------------------------------------------------------------------------------------------------------------------------

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is computed on a tax basis for each item as of June 30, 2006:

------------------------------------------------------------------------------------------------------------------------------------
                                                         James                James                  James                James
                                                   Balanced: Golden         Small Cap           Market Neutral           Equity
                                                     Rainbow Fund             Fund                   Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments ..........        $ 241,826,981         $ 153,650,828         $ 114,373,045         $  27,205,116
                                                    =============         =============         =============         =============
Gross unrealized appreciation ..............        $  28,753,979         $  22,520,772         $  19,708,320         $   6,694,777
Gross unrealized depreciation ..............           (3,917,026)           (6,006,524)           (3,358,561)             (988,966)
                                                    -------------         -------------         -------------         -------------
Net unrealized appreciation ................           24,836,953            16,514,248            16,349,759             5,705,811
Capital loss carryforward ..................                   --                    --            (2,485,252)           (1,795,771)
Post-October losses ........................                   --                    --            (9,170,855)                   --
Undistributed net investment income ........               60,420                    --                15,714                    --
Undistributed long-term gains ..............            3,482,207               168,768                    --                    --
Other temporary differences ................              (57,549)                   --               (14,362)                   --
                                                    -------------         -------------         -------------         -------------
   Accumulated earnings ....................        $  28,322,031         $  16,683,016         $   4,695,004         $   3,910,040
                                                    =============         =============         =============         =============
------------------------------------------------------------------------------------------------------------------------------------

The difference between the cost of portfolio investments and financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

During the year ended June 30, 2006, the James Equity Fund utilized $1,393,779 of capital loss carryforwards. The capital loss carryforwards remaining as of June 30, 2006 in the table above expire as follows:

--------------------------------------------------------------------------------
                                                     Amount   Expiration Date
--------------------------------------------------------------------------------
James Market Neutral Fund .....................   $   82,513   June 30, 2008
                                                  $  987,690   June 30, 2012
                                                  $  773,042   June 30, 2013
                                                  $  642,007   June 30, 2014
James Equity Fund .............................   $1,487,712   June 30, 2010
                                                  $  130,880   June 30, 2011
                                                  $  177,179   June 30, 2012
--------------------------------------------------------------------------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Reclassification of Capital Accounts

Reclassifications result primarily from the difference in the tax treatment of net investment losses and distributions in excess of net investment income. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the
Funds:

--------------------------------------------------------------------------------
                                               Undistributed        Accumulated
                                   Paid-In    Net Investment       Net Realized
                                   Capital        Income          Gains (Losses)
--------------------------------------------------------------------------------
James Small Cap Fund .......     $(139,932)      $ 245,786         $(105,854)
James Market Neutral Fund...     $      --       $   1,350         $  (1,350)
James Equity Fund ..........     $ (28,218)      $  28,218         $      --
--------------------------------------------------------------------------------

2. Securities Transactions

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for James Balanced: Golden Rainbow Fund for the year ended June 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                               Purchases            Sales
--------------------------------------------------------------------------------
James Balanced:  Golden Rainbow Fund        $173,874,844          $105,582,500
--------------------------------------------------------------------------------

Purchases and sales (including maturities) of investments in other securities for the year ended June 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                              Purchases               Sales
--------------------------------------------------------------------------------
James Balanced:  Golden Rainbow Fund        $ 40,936,160          $ 22,573,193
James Small Cap Fund ...............         149,209,648            53,698,169
James Market Neutral Fund ..........          23,371,102            12,050,391
James Equity Fund ..................          19,716,341             9,396,218
--------------------------------------------------------------------------------

For the year ended June 30, 2006, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $42,039,645 and $68,744,370, respectively, for the James Market Neutral Fund.

3. Management Fee and Other Transactions with Affiliates

A trustee and certain officers of the Trust are also officers of James or Integrated Investment Services, Inc. (Integrated), formerly Integrated Fund Services, Inc., the administrative services agent, shareholder services and transfer agent and accounting services agent for the Trust, or of IFS Fund Distributors, Inc., the exclusive agent for the distribution of the Funds' shares.

Investment Management Agreement

The Funds retain James to manage the Funds' investments. The investment decisions for the Funds are made by a committee of James' personnel, which is primarily responsible for the day-to-day management of each Fund's portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets. James Balanced: Golden Rainbow Fund is responsible for the payment of all operating expenses of the Fund.

James is authorized to receive a fee equal to (a) an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund and James Equity Fund and 1.70% of James Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the applicable Fund. James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Market Neutral Fund and James Equity Fund except for

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), 12b-1 expenses, fees and expenses of non-interested person trustees and extraordinary expenses.

Administrative Services Agreement

Under the terms of an Administrative Services Agreement with the Trust, Integrated supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, Integrated receives a monthly fee paid by James Balanced: Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund and James Equity Fund, based on each Fund's respective average daily net assets, subject to a minimum monthly fee for each Fund.

Transfer Agent and Shareholder Service Agreement

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, Integrated maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of each Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee paid by James Balanced:
Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund and James Equity Fund, subject to a minimum monthly fee for each Fund. In addition, James Balanced: Golden Rainbow Fund and James pay Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement

Under the terms of the Accounting Services Agreement with the Trust, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee from James Balanced: Golden Rainbow Fund and from James with respect to each of the James Small Cap Fund, James Market Neutral Fund and James Equity Fund. In addition, Integrated is reimbursed by James Balanced: Golden Rainbow Fund and James for certain out-of-pocket expenses incurred by Integrated in obtaining valuations of the Funds' portfolio securities.

Plan of Distribution

Each Fund has a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund may incur or reimburse James for expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plans of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Equity Fund is 0.25% of the average daily net assets of each respective Fund.

Compliance Services Agreement

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for Integrated on behalf of the funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

4. Commitments and Contingencies

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders of The James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of The James Advantage Funds (the "Funds") comprising James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Equity Fund as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the The James Advantage Funds, as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 18, 2006

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited)
================================================================================

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended June 30, 2006 qualify for the corporate dividends receiveddeducation:

            James Balanced: Golden Rainbow Fund                    28%
            James Market Neutral Fund                               6%
            James Equity Fund                                     100%

Proxy Voting Guidelines

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission's website at http://www.sec.gov. and on the James' website at www.jamesfunds.com.

Quarterly Portfolio Disclosure

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 through June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2006" to estimate the expenses you paid on your account during this period, if you held your shares for the entire period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Continued)
================================================================================

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. The James Small Cap Fund, James Market Neutral Fund and James Equity Fund each charge a redemption fee of 1.00% of the amount redeemed if the shares sold were held for fewer than 90 days.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Expenses Paid
                                        Net Expense                                                                  During the
                                           Ratio                 Beginning                  Ending                   Six Months
                                        Annualized             Account Value             Account Value                  Ended
                                         June 30,               January 1,                 June 30,                   June 30,
                                           2006                    2006                      2006                       2006*
------------------------------------------------------------------------------------------------------------------------------------
James Balanced: Golden Rainbow Fund
   Actual ............................    1.23%                 $1,000.00                 $1,027.70                    $ 6.18
   Hypothetical ......................    1.23%                 $1,000.00                 $1,018.70                    $ 6.16

James Small Cap Fund
   Actual ............................    1.49%                 $1,000.00                 $1,106.50                    $ 7.78
   Hypothetical ......................    1.49%                 $1,000.00                 $1,017.41                    $ 7.45

James Market Neutral Fund
   Actual ............................    2.57%                 $1,000.00                 $1,040.90                    $13.01
   Hypothetical ......................    2.57%                 $1,000.00                 $1,012.05                    $12.82

James Equity Fund
   Actual ............................    1.50%                 $1,000.00                 $1,126.50                    $ 7.91
   Hypothetical ......................    1.50%                 $1,000.00                 $1,017.36                    $ 7.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Advisory Agreement Approval

The Board of Trustees of The James Advantage Funds considered the renewal of the Management Agreement for each Fund at a meeting held on May 24, 2006. The Trustees referred to the materials that had been provided to them prior to the meeting for purposes of their consideration of the Management Agreements. A representative of the Adviser reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to the Funds and other clients of the Adviser. They discussed recent regulatory changes, including rules adopted pursuant to the Sarbanes-Oxley Act of 2002, proxy voting disclosure and the compliance program requirement for mutual funds, that had significantly increased the Adviser's regulatory burden and costs with respect to the Funds.

The Trustees reviewed a table comparing the average total returns of each Fund (one year, three years, five years and for the James Balanced: Golden Rainbow Fund, ten years) with a peer group of funds with the same, or very similar, investment objectives and strategies. Each peer group was selected by Lipper based on the investment style and strategies employed by the Funds, as well as by asset size. They also reviewed comparisons of the Funds' performance with their respective benchmarks.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Continued)
================================================================================

The Trustees reviewed a description of the services provided by the Adviser to the Funds in addition to portfolio management, such as providing a Chief Compliance Officer to the Funds at no additional cost to the Funds, monitoring the expenses of each Fund, and providing individualized attention to the Funds' shareholders. The Trustees also reviewed the management fee for each Fund and compared the fee with the median investment advisory fees of the Fund's respective peer group. It was the consensus of the Trustees that the management fees appeared reasonable in comparison with the peer group fees.

The Trustees referred to an analysis of the Adviser's profitability with respect to the Funds, noting that the materials included in the analysis allocated the Adviser's expenses based on two different allocations of the Adviser's common expenses: total assets under management and total revenues to the Adviser. They then reviewed a proposal from the Adviser to add breakpoints to the management fees and noted that the Adviser believed the breakpoints would allow the Adviser to recoup its losses over the years and reach a reasonable level of profitability. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the proposed breakpoints should be implemented. The Trustees indicated that they had reviewed the Adviser's financial condition. The Trustees then discussed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. It was noted that the Adviser does not have any soft dollar arrangements with broker-dealers.

The Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal. They stated that they considered the comparative performance of the Funds as outstanding and that they were satisfied with the Adviser's and each Fund's performance. They then concluded that, based on their review of the management fees and overall expense comparison, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees concluded that the introduction of the proposed fee breakpoints would make each Fund's management fee reflective of economies of scale. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser's personnel are highly qualified, that the Adviser provides excellent services to the Funds, and that the extent of the services is consistent with the Board's expectations.

It was the consensus of the Independent Trustees, and all of the Trustees, that the continuation of each Management Agreement was in the best interest of the applicable Fund and its shareholders.

JAMES ADVANTAGE FUNDS
MANAGEMENT OF THE TRUST (Unaudited)
================================================================================

Listed in the charts below is basic information regarding the Trustees and principal officers of James Advantage Funds (the "Trust").

                                                                                                                      Other
                                                                                                                      Trusteeships
                                                 Term of                                                              Held by
                                                 Office(1)                                            Portfolios in   Trustee
Name                            Position(s)      and Length    Principal                              Fund Complex    Outside the
Address                         Held With        of Time       Occupation(s)                          Overseen by     Fund
Age                             Trust            Served        During Last 5 years                    Trustee         Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Barry R. James, CFA (2)         President and    Since         Executive Vice President, James        5               Director of
1349 Fairground Road            Trustee          Inception     Investment Research, Inc. (1985 to                     James Capital
Beavercreek, Ohio 45385                                        Present)                                               Alliance, a
Age: 49                                                                                                               registered
                                                                                                                      investment
                                                                                                                      adviser.
DISINTERESTED TRUSTEES:

Anthony P. D'Angelo, D.B.A.     Trustee          Since         Professor Emeritus, Graduate School    5               N/A
c/o The James Advantage Funds                    Inception     of Logistics and Acquisitions
1349 Fairground Road                                           Management, Air Force Institute of
Beavercreek, Ohio 45385                                        Technology, Wright-Patterson AFB,
Age: 76                                                        Ohio (1985 to Present)

Leslie L. Brandon               Trustee          Since May     Retired Partner, Ernst & Young LLP,    5               N/A
c/o The James Advantage Funds                    2003          Columbus, Ohio (1966 to 2000)
1349 Fairground Road
Beavercreek, Ohio 45385
Age: 63

Richard C. Russell              Trustee          Since May     Richard C. Russell, Consultant,        5               N/A
c/o The James Advantage Funds                    2003          general business consulting (2002 to
1349 Fairground Road                                           Present); President, The Danis
Beavercreek, Ohio 45385                                        Companies, real estate development
Age: 59                                                        and construction (1983 to 2002)


(1) Each Trustee is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. James is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc. serves as the investment adviser to the Funds.

PRINCIPAL OFFICERS:

                                               Term of                                  Portfolios    Other
                                               Officel                                  in            Trusteeships
                                               and                                      Fund          Held by Trustee
Name                           Position(s)     Length      Principal                    Complex       Outside the
Address                        Held With       of Time     Occupation(s)                Overseen by   Fund
Age                            Trust           Served      During Last 5 years          Trustee       Complex
-----------------------------------------------------------------------------------------------------------------------
Thomas L. Mangan (1)           Vice            Since       Vice President, James        N/A           N/A
1349 Fairground Road           President,      Inception   Investment
Beavercreek, Ohio 45385        Chief                       Research, Inc. (1994 to
Age: 56                        Compliance                  Present)
                               Officer,
                               Treasurer/CFO
                               and Secretary

(1) Mr. Mangan is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc., serves as the investment adviser to the Funds.

      The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-995-2637.

                               INVESTMENT ADVISER
                         James Investment Research, Inc.
                                   P.O. Box 8
                                Alpha, Ohio 45301
                               info@jamesfunds.com
                                        o
                                    CUSTODIAN
                                    U.S. Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                        o
                                 TRANSFER AGENT
                      Integrated Investment Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                                        o
                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP
                              250 East Fifth Street
                                   Suite 1900
                             Cincinnati, Ohio 45202
                                        o
                                   DISTRIBUTOR
                           IFS Fund Distributors, Inc.
                                  303 Broadway
                             Cincinnati, Ohio 45202

                                        o
                                  LEGAL COUNSEL
                                Thompson Hine LLP
                                312 Walnut Street
                                   14th Floor
                             Cincinnati, Ohio 45202



                               www.jamesfunds.com



                     For information about the Funds, or to
                   make inquiries about the Funds, please call
                         1-800-99JAMES (1-800-995-2637).

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3) Compliance with applicable governmental laws, rules, and regulations;

      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The registrant's code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is filed herewith.

Item 3. Audit Committee Financial Expert.

(a) The registrant's board of trustees has determined that Les L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b) For purposes of this Item, an "audit committee financial expert" means a person who has the following attributes:

      (1) An understanding of generally accepted accounting principles and financial statements;

      (2) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

      (3) Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

      (4) An understanding of internal control over financial reporting; and

      (5) An understanding of audit committee functions.

(c) A person shall have acquired such attributes through:

      (1) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

      (2) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

      (3) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

      (4) Other relevant experience.

(d) (1) A person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

      (2) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

      (3) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

------------------------------------------------------------------------
           June 30, 2006                        June 30, 2005
------------------------------------------------------------------------
              $47,075                              $45,700
------------------------------------------------------------------------

Such fees represent the aggregate fees billed for the fiscal years ended June 30, 2006 and June 30, 2005 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant's annual financial statements.

(b) Audit-Related Fees

-----------------------------------------------------------------------------
                                   Registrant              Adviser
-----------------------------------------------------------------------------
           June 30, 2006               $0                     $0
-----------------------------------------------------------------------------
           June 30, 2005               $0                     $0
-----------------------------------------------------------------------------

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2006 and June 30, 2005 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statement and not otherwise included under "Audit Fees" above.

(c) Tax Fees

-----------------------------------------------------------------------------
                                   Registrant              Adviser
-----------------------------------------------------------------------------
           June 30, 2006             $7,225                   $0
-----------------------------------------------------------------------------
           June 30, 2005             $7,000                   $0
-----------------------------------------------------------------------------

"Tax fees" shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d) All Other Fees

-----------------------------------------------------------------------------
                                   Registrant              Adviser
-----------------------------------------------------------------------------
           June 30, 2006               $0                     $0
-----------------------------------------------------------------------------
           June 30, 2005               $0                     $0
-----------------------------------------------------------------------------

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2006 and June 30, 2005.

(e) Pre-Approval Policies and Procedures

      (1) Pursuant to the registrant's Audit Committee Charter ("Charter"), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide "permissible non-audit services" (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

      (2)

-----------------------------------------------------------------------------
                                   Registrant              Adviser
-----------------------------------------------------------------------------
Audit Related                          n/a                   n/a
-----------------------------------------------------------------------------
Tax Fees                              100%                   n/a
-----------------------------------------------------------------------------
Other Fees                             n/a                   n/a
-----------------------------------------------------------------------------

(f) Not applicable.

(g) Aggregate non-audit fees billed by registrant's accountant:

-----------------------------------------------------------------------------
                                   Registrant              Adviser
-----------------------------------------------------------------------------
           June 30, 2006               $0                     $0
-----------------------------------------------------------------------------
           June 30, 2005               $0                     $0
-----------------------------------------------------------------------------

(h) The registrant's audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2006 and June 30, 2005, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant's June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2) Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(a)(3)      Not applicable.

(b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Advantage Funds
             ---------------------------------------------------

By (Signature and Title)


/s/ Barry R. James

Barry R. James
President

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Barry R. James

Barry R. James
President

Date: September 7, 2006

By (Signature and Title)


/s/ Thomas L. Mangan

Thomas L. Mangan
Treasurer, Chief Financial Officer

Date: September 7, 2006